As filed with the Securities and Exchange Commission on February 2, 2015

Registration No. 33-

(Investment Company Act Registration No. 811-07139)

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Fidelity Hereford Street Trust

(Exact Name of Registrant as Specified in Charter)

Registrant’s Telephone Number (617) 563-7000

245 Summer St., Boston, MA 02210

(Address Of Principal Executive Offices)

Scott C. Goebel, Secretary

245 Summer Street

Boston, MA 02210

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

It is proposed that this filing will become effective on March 4, 2015, pursuant to Rule 488.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on May 12, 2015

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at [            ]

FIDELITY SALEM STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on May 12, 2015 at 2:00 p.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (each, a fund, and collectively, the funds). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1)	For each fund, to elect a Board of Trustees.

(2)	For Money Market Portfolio (Select Money Market) only, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Select Money Market to Fidelity® Money Market Fund (Fidelity Money Market) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Money Market Portfolio.

(3)	For Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund only, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide crimes or crimes against humanity.

The Board of Trustees has fixed the close of business on March 16, 2015 as the record date for the determination of the shareholders of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees, SCOTT C. GOEBEL, Secretary

March 16, 2015

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

EACH

SERIES OF

FIDELITY SALEM STREET TRUST

LISTED IN APPENDIX A

FIDELITY® MONEY MARKET FUND

A SERIES OF

FIDELITY HEREFORD STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-877-208-0098 (Advisor Classes)

1-800-544-8544 (Other than Advisor Classes)

PROXY STATEMENT AND PROSPECTUS

MARCH 16, 2015

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity Salem Street Trust (Salem Street or the trust), in connection with a solicitation of proxies made by, and on behalf of, Salem Street’s Board of Trustees to be used at the Special Meeting of Shareholders of the trust, and at any adjournments thereof (the Meeting). Appendix A contains a list of the funds in the trust (each, a fund, and collectively, the funds). The Special Meeting is to be held on May 12, 2015 at 2:00 p.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of Salem Street and Fidelity Management & Research Company (FMR or the Adviser), each fund’s manager.

As more fully described in the Proxy Statement, shareholders are being asked to consider and vote on the following proposals.

Proposal Number	Proposal Description	Applicable Fund	Page
1	To elect a Board of Trustees.	All funds of the trust	1

2	To approve an Agreement and Plan of Reorganization (Agreement) providing for the transfer of all of the assets of Money Market Portfolio (Select Money Market) to Fidelity® Money Market Fund (Fidelity Money Market), a series of Fidelity Hereford Street Trust (Hereford Street) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Select Money Market (the Reorganization).	Select Money Market	10

3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Investment Grade Bond Fund Spartan U.S. Bond Index Fund	22

If Proposal 2 is approved by the fund’s shareholders and the Reorganization occurs, each shareholder of Select Money Market will become a shareholder of Fidelity Money Market. Select Money Market will transfer all of its assets to Fidelity Money Market in exchange solely for Premium Class shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities in complete liquidation of Select Money Market. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on or about November 6, 2015, or such other time and date as the parties may agree (the Closing Date).

Fidelity Money Market, a money market fund, is a diversified series of Hereford Street, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity Money Market seeks as high a level of current income as is consistent with preservation of capital and liquidity. Fidelity Money Market seeks to achieve its investment objective by investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.

The principal business address of FMR, each fund’s investment adviser and administrator, and Fidelity Investments Money Management, Inc. (FIMM), each fund’s sub-adviser, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy cards on or about March 16, 2015. For more detailed information about the solicitation with respect to each Proposal, please refer to the “Other Information About the Funds - Voting Information” section of this Proxy Statement. The Proxy Statement sets forth concisely the information about the Proposals that you should know before voting on the Proposals. Please read it carefully and keep it for future reference.

Solely for purposes of Proposal 2, the following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference, which means they are part of this Proxy Statement for legal purposes:

(i)	the Statement of Additional Information dated March 16, 2015, relating to this Proxy Statement;

(ii)	the Prospectus for Fidelity Money Market dated June 28, 2014, as supplemented, a copy of which accompanies this Proxy Statement (as applicable);

(iii)	the Statement of Additional Information for Fidelity Money Market dated June 28, 2014, as supplemented;

(iv)	the Semiannual Report for Fidelity Money Market for the fiscal period ended October 31, 2014;

(v)	the Prospectus for Select Money Market dated April 29, 2014, as supplemented;

(vi)	the Statement of Additional Information for Select Money Market dated April 29, 2014, as supplemented; and

(vii)	the Semiannual Report for Select Money Market for the fiscal period ended August 31, 2014.

You can obtain free copies of each of the funds’ current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting Salem Street or Hereford Street at FDC, 245 Summer Street, Boston, Massachusetts 02210, by calling 1-800-544-8544, or by visiting www.fidelity.com.

Salem Street and Hereford Street are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC’s Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022, and the SEC’s Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

PROPOSAL 1 (ALL FUNDS)

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. As of December 31, 2014, except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the nominees oversees 233 funds. Ms. Acton and Mr. Engler each oversee 215 funds, and Mr. Curvey oversees 406 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products) (2003-present), K12 Inc. (technology-based education company) (2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified

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energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

*	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

[As of December 31, 2014, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

During the period February 1, 2013 through December 31, 2014, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each fund’s Board is currently composed of two interested and eight Independent Trustees. See Appendix C for the number of meetings the Board held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end. Following the election, it is expected each fund’s Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of December 31, 2014 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix D.

Trustee compensation information for each fund of the current Board is included in Appendix E.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for

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assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds and other Boards oversee Fidelity’s equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. See Appendix C for the number of meetings each standing committee held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’

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service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC).

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions

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applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte) has been selected as the independent registered public accounting firm for each of the funds, as indicated in Appendix F. PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, have each confirmed to the trust’s Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

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The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by fund audit firms to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are not required to be approved, but are reported to the Audit Committee annually.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte in their audit of the funds taking into account representations from PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, regarding the independence of each from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

The fees billed by PwC and Deloitte for services rendered to each fund during each fund’s last two fiscal years are provided in Appendix F. Each fund’s fiscal year end is provided in Appendix B.

The fees billed by PwC and Deloitte during each fund’s last two fiscal years that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in Appendix F, which also indicates each fund’s independent registered public accounting firm.

The aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds and any Fund Service Provider for each fund’s last two fiscal years are also shown in Appendix F.

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the “de minimis” exception during each of the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Elizabeth Paige Baumann, Marc Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Chris Maher, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Michael H. Whitaker, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

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Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

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Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)

Year of Election or Appointment: 2012

Vice President of Fidelity’s Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

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Stephen Sadoski (1971)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2 (SELECT MONEY MARKET ONLY)

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELECT MONEY MARKET AND FIDELITY MONEY MARKET

SYNOPSIS

The following is a summary of certain information contained elsewhere in the description of this Proposal 2 in this Proxy Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Select Money Market and Fidelity Money Market, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Money Market carefully for more complete information.

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Certain arrangements described herein, including without limitation, the establishment of Premium Class, are not currently in effect for Fidelity Money Market, but rather are expected to become effective prior to consummation of the Reorganization.

What proposal am I being asked to vote on?

As more fully described in the “Proposed Transaction” below, shareholders of Select Money Market are being asked to approve the Agreement relating to the proposed acquisition of Select Money Market by Fidelity Money Market.

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Select Money Market will become a shareholder of Fidelity Money Market instead. Select Money Market will transfer all of its assets to Fidelity Money Market in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities in complete liquidation of Select Money Market. Each shareholder of Select Money Market will receive Premium Class shares of Fidelity Money Market. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

Has the Board of Trustees approved the proposal?

Yes. The fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The fund’s Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of Select Money Market approve the Agreement, which provides for the merger of their fund into Fidelity Money Market. This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Select Money Market into Fidelity Money Market, the Reorganization will enable Select Money Market shareholders to pursue a substantially similar investment objective and the same investment strategies in a larger combined fund with identical total expenses.

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement:

•	The fee structure of the new Premium Class that Select Money Market shareholders will receive and the fact that the total expense ratio of Premium Class will be capped at the same level as the current total expense ratio of Select Money Market (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the Board of Trustees).

•	The Agreement contains provisions designed to protect shareholders from dilution.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

For more information, please refer to the section entitled “The Proposed Transaction - Reasons for the Reorganization.”

How will you determine the number of shares of Fidelity Money Market that I will receive?

As provided in the Agreement, Select Money Market will distribute shares of Fidelity Money Market to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity Money Market equal to the number of shares of Select Money Market held by such shareholder on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

What class of shares of Fidelity Money Market will I receive?

Holders of shares of Select Money Market will receive Premium Class shares of Fidelity Money Market. Premium Class shares of Fidelity Money Market are being created to facilitate the Reorganization.

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Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Select Money Market or Fidelity Money Market or to the shareholders of either fund.

For more information, please refer to the section entitled “The Proposed Transaction - Federal Income Tax Considerations.”

How do the funds’ investment objectives, strategies, policies, and limitations compare?

Although the funds have substantially similar investment objectives and the same principal investment strategies, there are some differences in the investment objectives of which you should be aware. The following compares the investment objectives and principal investment strategies of Select Money Market and Fidelity Money Market:

Select Money Market	Fidelity Money Market
Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Select Money Market seeks to provide high current income, consistent with preservation of capital and liquidity.	Fidelity Money Market seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies	Principal Investment Strategies

Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.	Same principal strategy.

Potentially entering into reverse repurchase agreements.	Same principal strategy.

Investing more than 25% of total assets in the financial services industries.	Same principal strategy.

Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Same principal strategy.

For a comparison of the principal risks associated with the funds’ principal investment strategies, please refer to the section entitled “Comparison of Principal Risk Factors.”

Although the funds have similar fundamental and non-fundamental investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Select Money Market and Fidelity Money Market:

Select Money Market	Fidelity Money Market
Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

No corresponding policy or limitation.	Short Sales. The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

No corresponding policy or limitation.	Margin Purchases. The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

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Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.	Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts).

Investing for Control or Management. The fund may not invest in companies for the purpose of exercising control or management.	No corresponding policy or limitation.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Short Sales. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.	No corresponding policy or limitation.

Margin Purchases. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.	No corresponding policy or limitation.

Commodities. The fund does not currently intend to purchase physical commodities or purchase or sell futures contracts based on physical commodities.	No corresponding policy or limitation.

Except as noted above, the funds have the same fundamental and non-fundamental investment policies and limitations.

For more information about the funds’ investment objectives, strategies, policies, and limitations, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity Money Market.

How do the funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Select Money Market and Fidelity Money Market:

Management of the Funds

The introductory section to this Proxy Statement provides the principal business address of FMR, each fund’s investment adviser and administrator and FIMM, a sub-adviser to the funds.

As the manager, FMR has overall responsibility for directing the funds’ investments and handling their business affairs. As of December 31, 2013, FMR had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates’ assets under management.

FIMM serves as sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for the funds. As of December 31, 2013, FIMM had approximately $603.0 billion in discretionary assets under management.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (FMR Japan) (formerly Fidelity Management & Research (Japan) Inc.), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the funds.

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FMR and each of the sub-advisers are expected to continue serving as manager or sub-adviser of the combined fund after the Reorganization.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Select Money Market pays FMR a monthly management fee that has two components: a group fee and an income-related fee. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The income-related fee varies depending on the level of the fund’s monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund’s average net assets throughout the month.

Fidelity Money Market pays FMR a management fee at an annual rate of 0.25% of the fund’s average net assets.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Select Money Market is available in the fund’s annual report for the fiscal period ended October 31, 2014. The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Fidelity Money Market is available in the fund’s annual report for the fiscal period ended October 31, 2014, and will be available in the fund’s Semiannual Report to Shareholders for the fiscal period ended April 30, 2015.

If the Reorganization is approved, the combined fund will retain Fidelity Money Market’s management fee structure.

For more information about fund management, please refer to the “Fund Management” section of the funds’ Prospectuses, and to the “Control of Investment Advisers” and “Management Contracts” sections of the funds’ Statements of Additional Information, each of which is incorporated herein by reference.

Expense Limitation Arrangements

FMR has voluntarily agreed to reimburse Select Money Market to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of its average net assets exceed 1.25%. This arrangement may be discontinued by FMR at any time.

FMR has contractually agreed to limit the total operating expenses of Premium Class of Fidelity Money Market (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), to 0.30% of its average net assets for a period of three years following the Reorganization. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees. As a result of this expense limitation, the Reorganization is expected to have no impact on the total operating expense ratio for Select Fidelity Money Market shareholders beginning on the first business day after the effective date of the Reorganization through June 30, 2019. After June 30, 2019, the expenses of Premium Class of Fidelity Money Market could increase.

For more information about the funds’ fees and operating expenses, please refer to the funds’ Prospectuses, which are incorporated herein by reference, and to “Annual Fund Operating Expenses” below.

If the proposed Reorganization is not approved, the fund will maintain its current expense structure.

Distribution of Fund Shares

The introductory section to this Proxy Statement provides the principal business address of FDC, each fund’s principal underwriter and distribution agent.

Select Money Market has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The fund’s Distribution and Service Plan does not authorize payments by the fund other than those that are to be made to FMR under the fund’s management contract.

If the Reorganization is approved, the Distribution and Service Plan for the combined fund will remain unchanged, as the new Premium Class of Fidelity Money Market will adopt an identical Distribution and Service Plan.

For more information about fund distribution, please refer to the “Fund Distribution” section of the funds’ Prospectuses, and to the “Distribution Services” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

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How do the funds’ fees and operating expenses compare, and what are the combined fund’s fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses of Select Money Market and Fidelity Money Market for the 12 months ended October 31, 2014, adjusted to reflect current fees for Fidelity Money Market, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization (excluding voluntary reimbursements). Annual fund operating expenses are paid by each fund or class, as applicable.

As shown below, the Reorganization is expected to have no impact on the total operating expenses for shareholders of Select Money Market.

Note: Select Money Market had a voluntary expense cap during the 12 months ended October 31, 2014 (see “Expense Limitation Arrangements” on page 14 for a summary of this arrangement). Expenses of Select Money Market shown in the Annual Fund Operating Expenses table below do not reflect the voluntary expense cap. For the twelve months ended October 31, 2014, total annual operating expenses of Select Money Market were below the voluntary expense cap and as such would have no impact on the expense comparisons below. The voluntary expense cap may be discontinued by FMR at any time.

Shareholder Fees (paid directly from your investment)

	Select Money Market	Premium Class of Fidelity Money Market	Premium Class of Fidelity Money Market Pro Forma Combined
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Select Money Market	Premium Class of Fidelity Money MarketA		Premium Class of Fidelity Money Market Pro Forma CombinedA
Management fee	0.17%	0.25%		0.25%
Distribution and/or Service (12b-1) fees	None	None		None
Other expenses	0.13%	0.11%		0.11%

Total annual operating expenses	0.30%	0.36%		0.36%
Fee waiver and/or expense reimbursement	None	0.06	%B	0.06	%B

Total annual operating expenses after fee waiver and/or expense reimbursement	0.30%	0.30%		0.30%

A	Based on estimated expenses for the 12 months ended October 31, 2014.

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B	FMR has contractually agreed to reimburse Premium Class of Fidelity Money Market to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.30%. These arrangements will remain in effect through June 30, 2019. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Select Money Market	Premium Class of Fidelity Money MarketA	Premium Class of Fidelity Money Market Pro Forma CombinedA

1 year	$31	$31	$31
3 years	$97	$97	$97
5 years	$169	$173	$173
10 years	$381	$427	$427

A	Based on estimated expenses for the 12 months ended October 31, 2014.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

Except as discussed below, the procedures for purchasing shares of the funds are the same. The funds have different investment minimums. Select Money Market has a minimum initial investment amount of $2,500. The investment minimum is $500 for Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts and $200 if purchased through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500). Premium Class of Fidelity Money Market has a minimum initial investment amount of $100,000. The $100,000 minimum investment amount for Premium Class will not apply to shares issued in connection with the Reorganization. Minimums for Premium Class may also be waived for mutual funds, accounts and qualified programs for which FMR or an affiliate serves as investment manager.

The procedures for redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for redeeming shares of the combined fund will remain unchanged.

Select Money Market expects to close to new accounts prior to the Reorganization. Shareholders of Select Money Market as of that date can continue to purchase shares of the fund. Shareholders of Select Money Market may redeem shares of the fund through the Closing Date of the Reorganization.

For more information about the procedures for purchasing and redeeming the funds’ shares, please refer to the “Additional Information about the Purchase and Sale of Shares” section of the funds’ Prospectuses, and to the “Buying, Selling and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Do the funds’ exchange privileges differ?

No. The exchange privileges currently offered by each of the corresponding classes of the funds are the same. If the Reorganization is approved, the exchange privilege offered by the combined fund will remain unchanged.

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For more information about the funds’ exchange privileges, please refer to the “Exchanging Shares” section of the funds’ Prospectuses, and to the “Buying, Selling, and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Do the funds’ dividend and distribution policies differ?

No. The funds’ dividend and distribution policies are the same. If the Reorganization is approved, the dividend and distribution policies of the combined fund will remain unchanged.

On or before the Closing Date, Select Money Market may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

For information about the funds’ dividend and distribution policies, please refer to the “Dividends and Capital Gain Distributions” section of the funds’ Prospectuses, and to the “Distributions and Taxes” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Who bears the expenses associated with the Reorganization?

Select Money Market will bear the cost of the Reorganization, provided the expenses do not exceed its existing voluntary expense cap. Expenses exceeding the fund’s voluntary expense cap will be paid by FMR. Any transaction costs associated with portfolio adjustments to Select Money Market due to the Reorganization that occur prior to the Closing Date will be borne by the fund notwithstanding its voluntary expense cap.

For more information, please refer to the section entitled “Voting Information - Solicitation of Proxies; Expenses.”

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund’s performance. A fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have substantially similar investment objectives and the same strategies as described above, the funds are subject to substantially similar investment risks.

What risks are associated with an investment in each of the funds?

Each fund is subject to the following principal risks:

Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

For more information about the principal risks associated with an investment in the funds, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of each fund’s shares from year to year. Past performance is not an indication of future performance.

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Year-by-Year Returns

Select Money Market

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.29%	September 30, 2007
Lowest Quarter Return	0.00%	June 30, 2013

Fidelity Money Market

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.28%	September 30, 2007
Lowest Quarter Return	0.00%	March 31, 2013

Average Annual Returns

Select Money Market

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
	0.02%	0.06%	1.67%

Fidelity Money Market

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
	0.01%	0.01%	1.62%

THE PROPOSED TRANSACTION

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Money Market acquiring as of the Closing Date all of the assets of Select Money Market in exchange solely for shares of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities; and (b) the distribution of shares of Fidelity Money Market to the shareholders of Select Money Market as provided for in the Agreement.

The value of Select Money Market’s assets to be acquired by Fidelity Money Market and the amount of its liabilities to be assumed by Fidelity Money Market will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Money Market’s then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Money Market will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information (Valuation Procedures). If the difference between (i) the net asset value per share of either fund computed using the Valuation Procedures and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize money Market Fund Net Asset Value per Share Under Rule 2a-7 equals or exceeds $0.0025 as of the Valuation Time, the Closing Date will be postponed until such time as the per share difference is less than $0.0025, unless the Boards of Select Money Market and Fidelity Money Market determine in their discretion to proceed with the Closing on the Closing Date.

As of the Closing Date, Fidelity Money Market will deliver to Select Money Market, and Select Money Market will distribute to its shareholders of record, shares of Fidelity Money Market so that each Select Money Market shareholder will receive the number of full and fractional shares of Fidelity Money Market equal in value to the aggregate net asset value of shares of Select Money Market held by such shareholder on the Closing Date; Select Money Market will be liquidated as soon as practicable thereafter. Each Select Money Market shareholder’s account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Money Market due that shareholder. The net asset value per share of Fidelity Money Market will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

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Any transfer taxes payable upon issuance of shares of Fidelity Money Market in a name other than that of the registered holder of the shares on the books of Select Money Market as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Select Money Market is and will continue to be its responsibility up to and including the Closing Date and such later date on which Select Money Market is liquidated.

Select Money Market will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund’s existing voluntary expense cap. Expenses exceeding the fund’s voluntary expense cap will be paid by FMR.

All of the current investments of Select Money Market are permissible investments for Fidelity Money Market. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Select Money Market and Fidelity Money Market due to the Reorganization that occur prior to the Closing Date will be borne by Select Money Market and Fidelity Money Market, respectively. Any transaction costs associated with portfolio adjustments to Select Money Market and Fidelity Money Market due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity Money Market that occur after the Closing Date will be borne by Fidelity Money Market. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Select Money Market shareholders’ interests may be made subsequent to the Meeting.

Reasons for the Reorganization

This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Select Money Market into Fidelity Money Market, the Reorganization will enable Select Money Market shareholders to pursue a substantially similar investment objective and the same investment strategies in a larger combined fund with identical total expenses.

FMR proposed the Reorganization to each fund’s Board of Trustees (the Board) at a meeting of the Boards held on January 14, 2015. In determining whether to approve the Reorganization, each fund’s Board considered a number of factors, including the following:

(1)	the compatibility of the investment objectives, strategies, and policies of the funds;

(2)	the historical performance of the funds;

(3)	the fees and expenses and the relative expense ratios of the funds;

(4)	the potential benefit of the Reorganization to shareholders of the funds;

(5)	the costs to be incurred by each fund as a result of the Reorganization;

(6)	the tax consequences of the Reorganization;

(7)	the relative size of the funds;

(8)	the elimination of duplicative funds; and

(9)	the potential benefit of the Reorganization to FMR and its affiliates.

The Boards also considered the fee structure of the new Premium Class that Select Money Market shareholders will receive and the fact that the total expense ratio of Premium Class will be capped at the same level as the current total expense ratio of Select Money Market (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the fund’s Board). In addition, Select Money Market will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations relating to the Reorganization.

Each fund’s Board considered that the Agreement contains provisions designed to protect shareholders from dilution.

Each fund’s Board also considered that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Each fund’s Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

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Description of the Securities to be Issued

Holders of shares of Select Money Market will receive Premium Class shares of Fidelity Money Market. Premium Class of Fidelity Money Market is being created to facilitate the Reorganization and will not commence operations until approximately the Closing Date of the Reorganization.

Fidelity Money Market is a series of Hereford Street. The Trustees of Hereford Street are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity Money Market represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Money Market is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity Money Market is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Fidelity Money Market have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth in the “Description of the Trust - Shareholder Liability” section of the fund’s Statement of Additional Information, which is incorporated herein by reference.

Hereford Street does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust’s outstanding shares.

For more information about voting rights and dividend rights, please refer to the “Description of the Trust - Voting Rights” and the “Distributions and Taxes” sections, respectively, of Fidelity Money Market’s Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the “Additional Information about the Purchase and Sale of Shares” and the “Exchanging Shares” sections, respectively, of Fidelity Money Market’s Prospectus, which is incorporated herein by reference. For more information on Premium Class of Fidelity Money Market, please see Attachment 1.

Federal Income Tax Considerations

The exchange of Select Money Market’s assets for Fidelity Money Market’s shares and the assumption of the liabilities of Select Money Market by Fidelity Money Market is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Select Money Market and Fidelity Money Market, substantially to the effect that:

(i) The acquisition by Fidelity Money Market of substantially all of the assets of Select Money Market in exchange solely for Fidelity Money Market shares and the assumption by Fidelity Money Market of all liabilities of Select Money Market followed by the distribution of Fidelity Money Market shares to the Select Money Market shareholders in exchange for their Select Money Market shares in complete liquidation and termination of Select Money Market will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Select Money Market will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Money Market in exchange solely for Fidelity Money Market shares and the assumption by Fidelity Money Market of all liabilities of Select Money Market;

(iii) Select Money Market will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Money Market shares received by Select Money Market in the Reorganization;

(iv) Fidelity Money Market will recognize no gain or loss upon the receipt of the assets of Select Money Market in exchange solely for Fidelity Money Market shares and the assumption of all liabilities of Select Money Market;

(v) The adjusted basis to Fidelity Money Market of the assets of Select Money Market received by Fidelity Money Market in the Reorganization will be the same as the adjusted basis of those assets in the hands of Select Money Market immediately before the exchange;

(vi) Fidelity Money Market’s holding periods with respect to the assets of Select Money Market that Fidelity Money Market acquires in the Reorganization will include the respective periods for which those assets were held by Select Money Market (except where investment activities of Fidelity Money Market have the effect of reducing or eliminating a holding period with respect to an asset);

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(vii) The Select Money Market shareholders will recognize no gain or loss upon receiving Fidelity Money Market shares in exchange solely for Select Money Market shares;

(viii) The aggregate basis of the Fidelity Money Market shares received by a Select Money Market shareholder in the Reorganization will be the same as the aggregate basis of the Select Money Market shares surrendered by the Select Money Market shareholder in exchange therefor; and

(ix) A Select Money Market shareholder’s holding period for the Fidelity Money Market shares received by the Select Money Market shareholder in the Reorganization will include the holding period during which the Select Money Market shareholder held Select Money Market shares surrendered in exchange therefor, provided that the Select Money Market shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Select Money Market should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Select Money Market is a diversified series of Salem Street, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Fidelity Money Market is a diversified series of Hereford Street, an open-end management investment company organized as a Delaware statutory trust on November 18, 1999. Salem Street and Hereford Street are authorized to issue an unlimited number of shares of beneficial interest. Salem Street is a Massachusetts business trust and Hereford Street is a Delaware statutory trust but they have substantially similar governing documents.

The rights of the security holders of Salem Street under state law and the governing documents are expected to remain substantially unchanged as a result of the Reorganization with one exception. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, Delaware law provides that, except to the extent otherwise provided in the trust’s governing documents, shareholders of a Delaware statutory trust shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. As a result, if the Reorganization is approved, security holders of Salem Street will have limited personal liability under Delaware Law.

For more information regarding shareholder rights, please refer to the “Description of the Trust” section of the funds’ Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Money Market Following the Reorganization

FMR does not expect Fidelity Money Market to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity Money Market’s management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Money Market in their current capacities.

Capitalization

The following table shows the capitalization of Select Money Market, and Fidelity Money Market as of December 31, 2014, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. As of December 31, 2014 the net assets of Select Money Market was $4,056,778,881, or 166.8% of Fidelity Money Market.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Select Money Market(a)	$4,056,778,881	$1.00	4,055,129,984
Fidelity Money Market
Retail Class	$2,431,914,747	$1.00	2,430,923,449
Fidelity Money Market Pro Forma Combined Fund
Premium Class	$4,056,778,881	$1.00	4,055,129,984
Retail Class	$2,431,914,747	$1.00	2,430,923,449
(a)	Estimated proxy related costs of $1,579,000 will be fully reimbursed pursuant to FMR’s voluntary expense cap.

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The table above assumes that the Reorganization occurred on December 31, 2014. The table is for information purposes only. No assurance can be given as to how many Fidelity Money Market shares will be received by shareholders of Select Money Market on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Money Market that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Salem Street and Hereford Street at a meeting held on January 14, 2015. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Select Money Market and Fidelity Money Market and that the interests of existing shareholders of Select Money Market and Fidelity Money Market would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Select Money Market will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Salem Street may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Select Money Market unanimously recommends that shareholders vote IN FAVOR of the Reorganization by approving the Agreement.

FINANCIAL HIGHLIGHTS AND OTHER INFORMATION ABOUT THE FUNDS

Fidelity Money Market’s financial highlights for the fiscal year ended April 30, 2014 (audited), updated to include semi-annual data for the six month period ended October 31, 2014 (unaudited), are shown in the table below:

Financial Highlights

	Six months ended October 31,2014 (Unaudited)		Years ended April 30,
			2014		2013		2012		2011		2010
Selected Per–Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from Investment Operations
Net investment income (loss)	—	E	—	E	—	E	—	E	—	E	.002
Net realized and unrealized gain (loss)E	—		—		—		—		—		—

Total from investment operations	—	E	—	E	—	E	—	E	—	E	.002

Distributions from net investment income	—	E	—	E	—	E	—	E	—	E	(.002)
Distributions from net realized gain	—		—		—		—		—	E	—	E

Total distributions	—	E	—	E	—	E	—	E	—	E	(.002)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total ReturnB, C	.01%		.01%		.01%		.01%		.03%		.24%
Ratios to Average Net AssetsD
Expenses before reductions	.42	%A	.42%		.42%		.42%		.42%		.43%
Expenses net of fee waivers, if any	.24	%A	.25%		.36%		.37%		.41%		.43%
Expenses net of all reductions	.24	%A	.25%		.36%		.37%		.41%		.43%
Net investment income (loss)	.01	%A	.01%		.01%		.01%		.03%		.26%
Supplemental Data
Net assets, end of period (in millions)	$2,472		$2,601		$2,896		$3,388		$4,197		$6,457

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

E Amount represents less than $.001 per share.

Fidelity Money Market’s financial highlights should be read in conjunction with the financial statements audited by PricewaterhouseCoopers LLP contained in the fund’s Annual Report to Shareholders and the unaudited financial statements contained in the fund’s Semiannual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

Select Money Market’s financial highlights for the fiscal year ended February 28, 2014 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the fund’s Annual Report to Shareholders. The financial highlights are updated to include the corresponding semiannual data (unaudited) included in the Semiannual Report to Shareholders for the six month period ended August 31, 2014. Select Money Market’s updated financial highlights are incorporated herein by reference.

The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

PROPOSAL 3 (FIDELITY INVESTMENT GRADE BOND FUND AND SPARTAN U.S. BOND INDEX FUND ONLY)

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE“PROCEDURES TO  PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY”

Certain shareholders of Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund (for purposes of Proposal 3 only, the Funds) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. The Funds are not responsible for the contents of the proposal or the supporting statements. The Funds will provide the names, addresses, and shareholdings (to the each Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the each Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS:

Fidelity has released no genocide-free investing policy to prevent investments in companies that contribute to genocide.

It may at any time increase such holdings or involve new mutual funds. As a result, individuals, through their mutual funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by Fidelity.

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We believe that:

1)	Investors do not want their pensions and family savings connected to genocide.

a)	Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings connected to genocide.

b)	In the face of the most extreme human rights crises investment companies share responsibility, along with government, to act.

c)	In KRC Research’s 2010 study, 88% of respondents said they would like their mutual funds to be genocide-free.

d)	Millions of people have voted for shareholder proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition.

2)	This problem is particularly important to shareholders because Fidelity:

a)	Has, for years, been a large holder of PetroChina, which, through its closely related parent, China National Petroleum Company, is internationally recognized as the worst offender helping fund the Government of Sudan’s genocide in Darfur.

b)	Actively opposed earlier shareholder requests for genocide-free investing.

c)	Continued to buy shares of problem companies even after becoming aware of the investment’s connection to the Darfur genocide.

d)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

3)	A policy against investments in genocide must:

a)	Be clear and transparent.

b)	Apply today and to any future genocide.

c)	Prevent purchasing shares of companies known to substantially contribute to genocide.

d)	Require corrective action for existing problem investments. If the fund holds problem companies and can effectively influence their behavior, then time-limited engagement may be appropriate. If not, the problem investments should be sold.

4)	There are no sound financial, fiduciary, or legal reasons that prevent the fund from having a policy against investments in genocide, as TIAA-CREF demonstrated in 2009.

a)	Ample competitive investment choices exist, even with index funds.

b)	Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Even the most conservative legal concerns can be addressed by a small change to the prospectus.

d)	Management can easily obtain independent assessments of problem companies and their connection to genocide.

5)	Investor pressure can help influence foreign governments, as in South Africa. Similarly, divestment pressure on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Statement of Opposition

The Funds’ Board of Trustees recommends that you vote AGAINST this proposal.

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Fidelity, as investment adviser to each Fund, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of each Fund. In doing so, Fidelity is obligated to limit the Funds’ investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review Fidelity’s performance as investment adviser to the Funds, including the Funds’ compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. FMR is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Board of Trustees recognizes and respects that investors, including those investing in these Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, have chosen to invest in these Funds based on its specific stated investment policies. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER INFORMATION ABOUT THE FUNDS (ALL PROPOSALS)

Voting Information

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust’s Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 16, 2015. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix G.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Each of the funds in the trust will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations.

Each of the funds in the trust (as applicable) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For a free copy of Select Money Market’s annual report for the fiscal year ended February 28, 2014 call 1-800-544-8544, visit www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust’s receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

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With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2 and 3, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR a proposal (except for Proposal 3, with respect to which such shares will be voted AGAINST the proposal). Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of December 31, 2014, shares of each class of each fund issued and outstanding are indicated in Appendix H.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2014, to the knowledge of the trust, is detailed in Appendix I. Other than disclosed in Appendix I, to the knowledge of the trust and Hereford Street Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 3 requires the affirmative vote of a majority of the shares voted in person or by proxy. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to each of Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

Submission of Certain Shareholder Proposals

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

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MISCELLANEOUS

Legal Matters (Proposal 2 Only)

Certain legal matters in connection with the issuance of Fidelity Money Market shares have been passed upon by Dechert LLP, counsel to Hereford Street.

Experts (Proposal 2 Only)

The audited financial statements of Select Money Market and Fidelity Money Market are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the funds’ Annual Reports to Shareholders for the fiscal year ended February 28, 2014 (Select Money Market) and April 30, 2014 (Fidelity Money Market). The unaudited financial statements for Fidelity Money Market for the six-month period ended October 31, 2014 are also incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Salem Street Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem Street, Smithfield, RI, 02917, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

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Exhibit 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.	Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A.	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B.	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

1. The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

2. The Chair shall serve as Chair of the Operations Committee.

3. The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

4. At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

5. The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds and the asset allocation funds and certain funds advised by Strategic Advisers. The term “Funds” does not include The North Carolina Capital Management Trust or the Fidelity Funds overseen by the Board of Trustees of the Equity and High Income Funds (“Equity Funds Board”).

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6. The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C.	Meetings and Procedures of the Committee

1. The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

2. A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

3. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

4. The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

5. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E.	Particular Actions of the Committee

The Committee will:

1. Periodically review Board and Committee procedures and Committee Charters.

2. Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

3. Monitor corporate governance matters and make recommendations to the Board.

4. Make recommendations on the frequency and structure of Board of Trustees meetings.

5. Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

6. Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

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7. Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

8. Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

9. Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

10. Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

11. Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

12. Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

13. Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

14. Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

15. Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

16. Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F.	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III.	Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

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A.	Identification of Candidates

The Committee will:

1. Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

2. Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

3. Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

4. Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

5. Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B.	Selection of the Chair, etc.

1. The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

2. A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

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Exhibit 2

Form of Agreement and Plan of Reorganization of Select Money Market (Proposal 2)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 16, 2015, by and between Fidelity Salem Street Trust, a Massachusetts business trust, on behalf of its series Money Market Portfolio (the Acquired Fund), and Fidelity Hereford Street Trust, a Delaware statutory trust, on behalf of its series Fidelity Money Market Fund (the Acquiring Fund). Fidelity Salem Street Trust and Fidelity Hereford Street Trust may be referred to herein collectively as the “Trusts” or each individually as a “Trust.” The Trusts are duly organized statutory trusts under the laws of the State of Delaware (Fidelity Hereford Street Trust) and the Commonwealth of Massachusetts (Fidelity Salem Street Trust) with their principal place of business at 245 Summer Street, Boston, Massachusetts 02210. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as the “Fund.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the “Reorganization.”

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquired Fund dated January 29, 2015, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at February 28, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 2014 and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since February 28, 2014;

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(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund’s officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and non-assessable as a matter of Massachusetts law (except as disclosed in the Acquired Fund’s Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund’s portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund’s portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated June 28, 2014, as supplemented, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

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(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at April 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 2014. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2014 and those incurred in the ordinary course of the Acquiring Fund’s business as an investment company since April 30, 2014;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund’s officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2015 and its taxable year that includes the Closing Date;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3.	REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund’s liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

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(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund’s liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders’ shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund’s Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds’ transfer agent opening accounts on the Acquiring Fund’s share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund’s books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4.	VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) If the difference between (i) the net asset value per share of either Fund computed using amortized cost valuation in accordance with paragraph (d) of this Section 4 and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize Money Market Fund Net Asset Value per Share Under Rule 2a-7 equals or exceeds $0.0025 as of the Valuation Time, then the Closing Date will be postponed until such time as the per share difference is less than $0.0025. Notwithstanding the immediately preceding sentence, the Boards of the Acquired Fund and the Acquiring Fund may determine in their discretion to proceed with the Closing on the Closing Date.

(f) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5.	FEES; EXPENSES.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement.

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(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.	CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 245 Summer Street, Boston, Massachusetts, as of the Valuation Time on November 6, 2015, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7.	SHAREHOLDER MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security’s adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund’s custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund’s assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian’s knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund’s transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

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(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund’s financial position since February 28, 2014, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund’s Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, and including “no action” positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

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(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12.	TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13.	SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

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(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund’s shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund’s Amended and Restated Trust Instrument is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund’s Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

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ATTACHMENT 1

INFORMATION RELATING TO PREMIUM CLASS OF MONEY MARKET (PROPOSAL 2)

Investment Details

Investment Objective

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser invests the fund’s assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser will invest more than 25% of the fund’s total assets in the financial services industries.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security’s maturity. Money market securities include bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund’s performance. The fund’s yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund’s investments could cause the fund’s share price to decrease.

The following factors can significantly affect the fund’s performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks.

Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

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In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund’s assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund’s yield and may prevent the fund from achieving its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Valuing Shares

The fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund’s assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of the fund’s assets may not occur on days when the fund is open for business.

A fund’s assets are valued on the basis of amortized cost.

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

Fidelity Investments was established in 1946 to manage one of America’s first mutual funds. Today, Fidelity is one of the world’s largest providers of financial services.

In addition to its mutual fund business, the company operates one of America’s leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity’s web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

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You should include the following information with any order:

•	Your name

•	Your account number

•	Type of transaction requested

•	Name(s) of fund(s) and class(es)

•	Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Buying Shares

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

•	When you wish to sell more than $100,000 worth of shares.

•	When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

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•	When you are requesting that redemption proceeds be paid to someone other than the account owner.

In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtaina signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

•	If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.

•	Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

•	If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

•	You will not receive interest on amounts represented by uncashed redemption checks.

•	If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.

•	Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Premium Class shareholder, you have the privilege of exchanging Premium Class shares for Premium Class shares of other Fidelity funds, or if the Fidelity fund does not offer Premium Class shares, then other classes of the Fidelity fund that are available.

However, you should note the following policies and restrictions governing exchanges:

•	The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

•	The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

•	The shares you are acquiring by exchange must be available for sale in your state.

•	Exchanges may have tax consequences for you.

•	If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

•	Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

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The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund’s prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

You can use electronic funds transfer to:

•	Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

•	Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, and certain transactions in the fund that are followed by a monthly account statement).

Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity’s web site. To participate in Fidelity’s electronic delivery program, call Fidelity or visit Fidelity’s web site for more information.

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You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $10,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days’ notice to reestablish the minimum balance.

Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

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2. Cash Option. Any dividends and capital gain distributions will be paid in cash.

3. Directed DividendsR Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund’s distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because the fund’s income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund’s shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Premium Class shares. These payments are described in more detail in this section and in the statement of additional information (SAI).

Premium Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Premium Class shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Premium Class shares.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Premium Class’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

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No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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APPENDIX A

LIST OF FUNDS (ALL PROPOSALS)

Fidelity Salem Street Trust

Fidelity Conservative Income Bond Fund

Fidelity Corporate Bond Fund

Fidelity Global Strategies Fund

Fidelity Inflation-Protected Bond Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Municipal Income 2015 Fund

Fidelity Municipal Income 2017 Fund

Fidelity Municipal Income 2019 Fund

Fidelity Municipal Income 2021 Fund

Fidelity Municipal Income 2023 Fund

Fidelity Series 1000 Value Index Fund

Fidelity Series Global ex U.S. Index Fund

Fidelity Series Inflation-Protected Bond Index Fund

Fidelity Series Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Fidelity Strategic Dividend & Income Fund

Fidelity Strategic Real Return Fund

Fidelity Tax-Free Bond Fund

Money Market Portfolio

Spartan Emerging Markets Index Fund

Spartan Global ex U.S. Index Fund

Spartan Inflation-Protected Bond Index Fund

Spartan Intermediate Treasury Bond Index Fund

Spartan Long-Term Treasury Bond Index Fund

Spartan Mid Cap Index Fund

Spartan Real Estate Index Fund

Spartan Short-Term Treasury Bond Index Fund

Spartan Small Cap Index Fund

Spartan U.S. Bond Index Fund

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APPENDIX B

FISCAL YEAR END FOR EACH FUND (ALL PROPOSALS)

January 31

Fidelity Series 1000 Value Index Fund

Fidelity Tax-Free Bond Fund

February 28

Money Market Portfolio

Spartan Intermediate Treasury Bond Index Fund

Spartan Long-Term Treasury Bond Index Fund

Spartan Short-Term Treasury Bond Index Fund

March 31

Fidelity Inflation-Protected Bond Fund

April 30

Spartan Mid Cap Index Fund

Spartan Small Cap Index Fund

May 31

Fidelity Global Strategies Fund

June 30

Fidelity Municipal Income 2015 Fund

Fidelity Municipal Income 2017 Fund

Fidelity Municipal Income 2019 Fund

Fidelity Municipal Income 2021 Fund

Fidelity Municipal Income 2023 Fund

July 31

Spartan Real Estate Index Fund

August 31

Fidelity Corporate Bond Fund

Fidelity Conservative Income Bond Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Series Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Spartan U.S. Bond Index Fund

September 30

Fidelity Strategic Real Return Fund

October 31

Fidelity Series Global ex U.S. Index Fund

Spartan Emerging Markets Index Fund

Spartan Global ex U.S. Index Fund

November 30

Fidelity Strategic Dividend & Income Fund

December 31

Fidelity Series Inflation-Protected Bond Index Fund

Spartan Inflation-Protected Bond Index Fund

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APPENDIX C

NUMBER OF BOARD OF TRUSTEES AND STANDING COMMITTEE MEETINGS (PROPOSAL 1)

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end.

Fiscal Year End	Number of Meetings
	Board of Trustees	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
1/31/2014	11	15	4	3	8
2/28/2014	10	13	4	3	8
3/31/2014	10	12	4	4	8
4/30/2014	10	12	5	4	8
5/31/2014	10	11	5	4	8
6/30/2014	10	11	5	4	8
7/31/2014	10	11	5	4	8
8/31/2014	9	11	5	4	8
9/30/2014	9	11	5	5	8
10/31/2014	9	11	5	5	8
11/30/2014	9	11	5	5	8
12/31/2014	8	11	5	5	8

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APPENDIX D

NOMINEE OWNERSHIP OF FUND SHARES (PROPOSAL 1)

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	James C. Curvey	Abigail P. Johnson
Fidelity Conservative Income Bond Fund	none	none
Fidelity Corporate Bond Fund	none	none
Fidelity Global Strategies Fund	none	none
Fidelity Inflation-Protected Bond Fund	none	none
Fidelity Intermediate Bond Fund	none	none
Fidelity Investment Grade Bond Fund	none	none
Fidelity Municipal Income 2015 Fund	none	none
Fidelity Municipal Income 2017 Fund	none	none
Fidelity Municipal Income 2019 Fund	none	none
Fidelity Municipal Income 2021 Fund	none	none
Fidelity Municipal Income 2023 Fund	none	none
Fidelity Series 1000 Value Index Fund	none	none
Fidelity Series Global ex U.S. Index Fund	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none
Fidelity Series Investment Grade Bond Fund	none	none
Fidelity Short-Term Bond Fund	none	none
Fidelity Strategic Dividend & Income Fund	none	none
Fidelity Strategic Real Return Fund	none	none
Fidelity Tax-Free Bond Fund	none	none
Money Market Portfolio	none	none
Spartan Emerging Markets Index Fund	over $100,000	none
Spartan Global ex U.S. Index Fund	none	over $100,000
Spartan Inflation-Protected Bond Index Fund	none	none
Spartan Intermediate Treasury Bond Index Fund	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none
Spartan Mid Cap Index Fund	none	none
Spartan Real Estate Index Fund	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none
Spartan Small Cap Index Fund	none	none
Spartan U.S. Bond Index Fund	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Conservative Income Bond Fund	none	none	none	$50,001 - $100,000
Fidelity Corporate Bond Fund	none	none	none	none
Fidelity Global Strategies Fund	none	none	over $100,000	over $100,000
Fidelity Inflation-Protected Bond Fund	none	none	none	none
Fidelity Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	over $100,000
Fidelity Municipal Income 2015 Fund	none	none	none	none
Fidelity Municipal Income 2017 Fund	over $100,000	none	none	none
Fidelity Municipal Income 2019 Fund	none	none	none	none
Fidelity Municipal Income 2021 Fund	none	none	none	none
Fidelity Municipal Income 2023 Fund	none	none	none	none
Fidelity Series 1000 Value Index Fund	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none
Fidelity Short-Term Bond Fund	$50,001 - $100,000	none	none	$50,001 - $100,000
Fidelity Strategic Dividend & Income Fund	none	none	none	none
Fidelity Strategic Real Return Fund	none	none	$10,001 - $50,000	none
Fidelity Tax-Free Bond Fund	none	none	none	none
Money Market Portfolio	none	none	none	none
Spartan Emerging Markets Index Fund	none	none	none	none
Spartan Global ex U.S. Index Fund	none	none	none	none
Spartan Inflation-Protected Bond Index Fund	none	none	none	$50,001 - $100,000
Spartan Intermediate Treasury Bond Index Fund	none	none	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none	none	none
Spartan Mid Cap Index Fund	none	none	none	none
Spartan Real Estate Index Fund	none	none	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none	none	none
Spartan Small Cap Index Fund	none	none	none	none
Spartan U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Conservative Income Bond Fund	none	none	none	none
Fidelity Corporate Bond Fund	none	over $100,000	none	none
Fidelity Global Strategies Fund	none	none	over $100,000	none
Fidelity Inflation-Protected Bond Fund	none	none	over $100,000	none
Fidelity Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	none
Fidelity Municipal Income 2015 Fund	none	none	none	none
Fidelity Municipal Income 2017 Fund	none	none	none	none
Fidelity Municipal Income 2019 Fund	none	none	none	none
Fidelity Municipal Income 2021 Fund	none	none	none	none
Fidelity Municipal Income 2023 Fund	none	none	none	none
Fidelity Series 1000 Value Index Fund	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none
Fidelity Short-Term Bond Fund	none	none	none	none
Fidelity Strategic Dividend & Income Fund	none	none	none	none
Fidelity Strategic Real Return Fund	none	none	none	none
Fidelity Tax-Free Bond Fund	none	none	over $100,000	none
Money Market Portfolio	none	none	none	none
Spartan Emerging Markets Index Fund	none	none	none	none
Spartan Global ex U.S. Index Fund	none	none	none	none
Spartan Inflation-Protected Bond Index Fund	none	none	none	none
Spartan Intermediate Treasury Bond Index Fund	none	none	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none	none	none
Spartan Mid Cap Index Fund	none	none	none	none
Spartan Real Estate Index Fund	none	none	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none	none	none
Spartan Small Cap Index Fund	none	none	none	none
Spartan U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX E

TRUSTEE COMPENSATION (PROPOSAL 1)

The following table sets forth information describing the compensation of each Trustee for his or her services for each fund for the fund’s last fiscal year, or the calendar year ended December 31, 2014, as applicable. Each fund’s fiscal year end is provided in Appendix B.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler[2]	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Conservative Income Bond Fund	$1,544	$0	$1,932	$1,552
Fidelity Corporate Bond Fund	$344	$0	$430	$347
Fidelity Global Strategies Fund	$170	$0	$212	$171
Fidelity Inflation-Protected Bond Fund	$1,226	$0	$1,515	$1,224
Fidelity Intermediate Bond FundB	$1,499	$0	$1,874	$1,508
Fidelity Investment Grade Bond FundC	$2,600	$0	$3,252	$2,617
Fidelity Municipal Income 2015 Fund	$41	$0	$51	$41
Fidelity Municipal Income 2017 Fund	$28	$0	$35	$28
Fidelity Municipal Income 2019 Fund	$19	$0	$23	$19
Fidelity Municipal Income 2021 Fund	$17	$0	$21	$17
Fidelity Municipal Income 2023 Fund	$6	$0	$7	$6
Fidelity Series 1000 Value Index Fund+	$1,252	$0	$1,566	$1,252
Fidelity Series Global ex U.S. Index Fund	$968	$0	$1,209	$968
Fidelity Series Inflation-Protected Bond Index Fund	$524	$59	$656	$524
Fidelity Series Investment Grade Bond Fund	$10,624	$0	$13,282	$10,697
Fidelity Short-Term Bond Fund	$3,661	$0	$4,578	$3,686
Fidelity Strategic Dividend & Income Fund	$1,765	$50	$2,207	$1,765
Fidelity Strategic Real Return Fund	$581	$0	$727	$581
Fidelity Tax-Free Bond Fund	$1,034	$0	$1,281	$1,038
Money Market Portfolio	$2,257	$0	$2,808	$2,265
Spartan Emerging Markets Index Fund	$116	$0	$144	$116
Spartan Global ex U.S. Index Fund	$247	$0	$308	$247
Spartan Inflation-Protected Bond Index Fund	$65	$10	$82	$65
Spartan Intermediate Treasury Bond Index Fund	$512	$0	$636	$513
Spartan Long-Term Treasury Bond Index Fund	$153	$0	$190	$153
Spartan Mid Cap Index Fund	$180	$0	$224	$181
Spartan Real Estate Index Fund	$85	$0	$106	$85
Spartan Short-Term Treasury Bond Index Fund	$330	$0	$411	$331
Spartan Small Cap Index Fund	$238	$0	$297	$239
Spartan U.S. Bond Index FundD	$7,362	$0	$9,209	$7,406
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$46,361	$498,000	$398,000

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Conservative Income Bond Fund	$1,544	$1,544	$1,668	$1,746
Fidelity Corporate Bond Fund	$344	$344	$372	$390
Fidelity Global Strategies Fund	$170	$170	$184	$192
Fidelity Inflation-Protected Bond Fund	$1,226	$1,216	$1,313	$1,378
Fidelity Intermediate Bond FundB	$1,499	$1,499	$1,621	$1,696
Fidelity Investment Grade Bond FundC	$2,600	$2,600	$2,812	$2,943
Fidelity Municipal Income 2015 Fund	$41	$41	$44	$46
Fidelity Municipal Income 2017 Fund	$28	$28	$30	$32
Fidelity Municipal Income 2019 Fund	$19	$19	$20	$21
Fidelity Municipal Income 2021 Fund	$17	$17	$18	$19
Fidelity Municipal Income 2023 Fund	$6	$6	$6	$7
Fidelity Series 1000 Value Index Fund+	$1,252	$1,252	$1,346	$1,409
Fidelity Series Global ex U.S. Index Fund	$968	$968	$1,040	$1,089
Fidelity Series Inflation-Protected Bond Index Fund	$524	$524	$563	$590
Fidelity Series Investment Grade Bond Fund	$10,624	$10,624	$11,495	$12,026
Fidelity Short-Term Bond Fund	$3,661	$3,661	$3,961	$4,144
Fidelity Strategic Dividend & Income Fund	$1,765	$1,765	$1,898	$1,986
Fidelity Strategic Real Return Fund	$581	$581	$625	$654
Fidelity Tax-Free Bond Fund	$1,045	$1,027	$1,107	$1,170
Money Market Portfolio	$2,282	$2,241	$2,418	$2,559
Spartan Emerging Markets Index Fund	$116	$116	$124	$130
Spartan Global ex U.S. Index Fund	$247	$247	$265	$277
Spartan Inflation-Protected Bond Index Fund	$65	$65	$70	$73
Spartan Intermediate Treasury Bond Index Fund	$518	$508	$548	$580
Spartan Long-Term Treasury Bond Index Fund	$155	$152	$163	$173
Spartan Mid Cap Index Fund	$180	$180	$194	$203
Spartan Real Estate Index Fund	$85	$85	$92	$96
Spartan Short-Term Treasury Bond Index Fund	$334	$328	$354	$374
Spartan Small Cap Index Fund	$238	$238	$257	$268
Spartan U.S. Bond Index FundD	$7,362	$7,362	$7,960	$8,329

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$398,000	$428,000	$448,000

[1]	Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.
[2]	Effective November 20, 2014, Mr. Engler serves as a Member of the Board of Trustees of Fidelity Salem Street Trust.
+	Estimated for the fund’s first full year.
A	Reflects compensation received for the calendar year ended December 31, 2014 for 233 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

B	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $1,223; and Michael E. Kenneally, $815.
C	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $2,122; and Michael E. Kenneally, $1,415.
D	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $6,013; and Michael E. Kenneally, $4,009.

APPENDIX F

FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 1)

The following tables provide the fees billed by PwC and Deloitte for services rendered to each fund during each fund’s last two fiscal years. Each fund’s fiscal year end is provided in Appendix B.

2014A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund[1]	$50,000	$—	$5,800	$1,300
Fidelity Corporate Bond Fund[2]	$76,000	$—	$6,400	$1,900
Fidelity Global Strategies Fund[1]	$43,000	$—	$6,700	$4,800
Fidelity Inflation-Protected Bond Fund[1]	$48,000	$—	$5,800	$—
Fidelity Intermediate Bond Fund[1]	$153,000	$—	$5,800	$1,300
Fidelity Investment Grade Bond Fund[2]	$103,000	$—	$7,600	$3,700
Fidelity Municipal Income 2015 Fund[1]	$37,000	$—	$4,700	$600
Fidelity Municipal Income 2017 Fund[1]	$37,000	$—	$4,700	$600
Fidelity Municipal Income 2019 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Municipal Income 2021 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Municipal Income 2023 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Series 1000 Value Index Fund[1]	$39,000	$—	$6,100	$100
Fidelity Series Global ex U.S. Index Fund[1]	$44,000	$—	$5,800	$1,100
Fidelity Series Investment Grade Bond Fund[2]	$114,000	$—	$7,300	$10,000
Fidelity Short-Term Bond Fund[2]	$112,000	$—	$7,100	$4,500
Fidelity Strategic Dividend & Income Fund[2]	$70,000	$—	$6,100	$3,000
Fidelity Strategic Real Return Fund[1]	$172,000	$—	$5,300	$900
Fidelity Tax-Free Bond Fund[1]	$36,000	$—	$4,700	$1,000
Money Market Portfolio[2]	$37,000	$—	$2,100	$3,400
Spartan Emerging Markets Index Fund[1]	$45,000	$—	$6,900	$700
Spartan Global ex U.S. Index Fund[1]	$55,000	$—	$6,100	$700
Spartan Intermediate Treasury Bond Index Fund[2]	$71,000	$—	$3,300	$1,900
Spartan Long-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,600
Spartan Mid Cap Index Fund[1]	$41,000	$—	$4,700	$600
Spartan Real Estate Index Fund[1]	$38,000	$—	$5,800	$600
Spartan Short-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,700
Spartan Small Cap Index Fund[1]	$45,000	$—	$4,700	$700
Spartan U.S. Bond Index Fund[2]	$103,000	$—	$6,700	$7,400

A	Amounts may reflect rounding.
B	Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

2013A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund[1]	$51,000	$—	$5,800	$900
Fidelity Corporate Bond Fund[2]	$77,000	$—	$3,300	$1,800
Fidelity Global Strategies Fund[1]	$44,000	$—	$7,900	$400
Fidelity Inflation-Protected Bond Fund[1]	$49,000	$—	$5,800	$1,000
Fidelity Intermediate Bond Fund[1]	$154,000	$—	$5,800	$1,100
Fidelity Investment Grade Bond Fund[2]	$106,000	$—	$4,600	$3,900
Fidelity Municipal Income 2015 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2017 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2019 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2021 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2023 Fund[1]	$29,000	$—	$5,600	$100
Fidelity Series 1000 Value Index Fund[1]	$—	$—	$—	$—
Fidelity Series Global ex U.S. Index Fund[1]	$44,000	$—	$5,800	$700
Fidelity Series Inflation-Protected Bond Index Fund[1]	$48,000	$—	$5,800	$2,000
Fidelity Series Investment Grade Bond Fund[2]	$121,000	$—	$4,600	$11,200
Fidelity Short-Term Bond Fund[2]	$115,000	$—	$4,600	$4,900
Fidelity Strategic Dividend & Income Fund[2]	$72,000	$—	$5,600	$2,800
Fidelity Strategic Real Return Fund[1]	$173,000	$—	$6,000	$700
Fidelity Tax-Free Bond Fund[1]	$36,000	$—	$4,700	$700
Money Market Portfolio[2]	$38,000	$—	$2,100	$3,900
Spartan Emerging Markets Index Fund[1]	$45,000	$—	$6,900	$500
Spartan Global ex U.S. Index Fund[1]	$46,000	$—	$5,800	$500
Spartan Inflation-Protected Bond Index Fund[2]	$33,000	$—	$2,300	$—
Spartan Intermediate Treasury Bond Index Fund[2]	$73,000	$—	$3,300	$2,000
Spartan Long-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,700
Spartan Mid Cap Index Fund[1]	$41,000	$—	$4,700	$400
Spartan Real Estate Index Fund[1]	$39,000	$—	$5,800	$500
Spartan Short-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,800
Spartan Small Cap Index Fund[1]	$46,000	$—	$4,700	$400
Spartan U.S. Bond Index Fund[2]	$107,000	$—	$4,600	$7,700

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

2012A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund[1]	$53,000	$—	$5,700	$1,500
Spartan Inflation-Protected Bond Index Fund[2]	$31,000	$—	$2,200	$—

A	Amounts may reflect rounding.
B	Spartan Inflation-Protected Bond Index Fund commenced operations on May 16, 2012.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

The following table provides the fees billed by Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds in each fund’s last two fiscal years.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
October 31	$150,000	$—	$590,000
September 30	$150,000	$—	$745,000
August 31	$150,000	$—	$740,000
July 31	$355,000	$—	$745,000
June 30	$355,000	$—	$745,000
May 31	$560,000	$—	$695,000
April 30	$765,000	$—	$695,000
March 31	$765,000	$—	$700,000
January 31C	$765,000	$—	$795,000

2013A, B	Audit- Related Fees	Tax Fees	All Other Fees
October 31	$1,010,000	$—	$800,000
September 30	$1,115,000	$—	$705,000
August 31	$1,115,000	$—	$765,000
July 31	$915,000	$—	$765,000
June 30	$915,000	$—	$990,000
May 31	$915,000	$—	$990,000
April 30	$910,000	$—	$1,270,000
March 31	$910,000	$—	$1,270,000
January 31C	$910,000	$—	$735,000
December 31	$765,000	$—	$795,000

2012A	Audit- Related Fees	Tax Fees	All Other Fees
December 31	$910,000	$—	$955,000

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
C	May include amounts billed prior to the Fidelity Series 1000 Value Index Fund’s commencement of operations.

The following table provides the fees billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting in each fund’s last two fiscal years.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
August 31	$4,935,000	$—	$20,000
February 28	$4,970,000	$—	$50,000
November 30	$5,185,000	$—	$—

2013A	Audit- Related Fees	Tax Fees	All Other Fees
August 31	$5,335,000	$—	$30,000
February 28	$4,755,000	$—	$—
December 31	$4,920,000	$—	$50,000
November 30	$4,860,000	$—	$50,000

2012A, B	Audit- Related Fees	Tax Fees	All Other Fees
December 31	$4,805,000	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Spartan Inflation-Protected Bond Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

The following table shows the aggregate non-audit fees billed by Deloitte for services rendered to the funds and any Fund Service Provider in each fund’s last two fiscal years.

2014A	Aggregate Non-Audit Fees
October 31	$1,845,000
September 30	$1,965,000
August 31	$1,865,000
July 31	$1,940,000
June 30	$1,840,000
May 31	$1,380,000
April 30	$1,585,000
March 31	$1,510,000
January 31C	$1,695,000

2013A, B	Aggregate Non-Audit Fees
October 31	$1,940,000
September 30	$1,935,000
August 31	$1,990,000
July 31	$1,780,000
June 30	$2,025,000
May 31	$2,005,000
April 30	$2,280,000
March 31	$2,280,000
January 31C	$1,675,000
December 31	$1,690,000

2012A	Aggregate Non-Audit Fees
December 31	$1,900,000

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
C	May include amounts billed prior to the Fidelity Series 1000 Value Index Fund’s commencement of operations.

The following table shows the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider in each funds last two fiscal years. For the funds with fiscal years ending December 31, the table provides the fees billed by PwC in 2013 and 2012; for all other fiscal year ends, the table provides the fees billed by PwC in 2014 and 2013. Each fund’s fiscal year end is provided in Appendix B.

2014A	Aggregate Non-Audit Fees
August 31	$6,130,000
February 28	$5,505,000
November 30	$6,490,000

2013A	Aggregate Non-Audit Fees
August 31	$6,230,000
February 28	$5,425,000
December 31	$5,520,000
November 30	$5,450,000

2012A, B	Aggregate Non-Audit Fees
December 31	$5,615,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Spartan Inflation-Protected Bond Index Fund’s commencement of operations.

APPENDIX G

COST OF SOLICITATION SERVICES (ALL PROPOSALS)

	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

G-1

APPENDIX H

FUND SHARES ISSUED AND OUTSTANDING (ALL PROPOSALS)

Number of Shares Outstanding as of December 31, 2014
Fidelity Salem Street Trust

Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

Fidelity Hereford Street Trust

Fidelity Money Market Fund

H-1

APPENDIX I

RECORD AND/OR BENEFICIAL OWNERSHIP (ALL PROPOSALS)

December 31, 2014

	Owner Name	City	State	Ownership %
Fidelity Salem Street Trust Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

Fidelity Hereford Street Trust

Fidelity Money Market Fund

I-1

Fidelity is a registered service mark of FMR LLC. © 2015 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9863596.100

FSAST-PXS-0315

Supplement to the Fidelity® Government Money Market Fund,

Fidelity Money Market Fund, Fidelity Treasury Money Market Fund,

and Fidelity Treasury Only Money Market Fund

June 28, 2014

Prospectus

Effective May 31, 2015, the principal investment strategies for Fidelity Government Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund as set forth in the “Fund Summary” and “Fund Basics” sections of the prospectus are revised as follows:

Fidelity Government Money Market Fund: The Adviser normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully.

Fidelity Treasury Money Market Fund: The Adviser normally invests at least 99.5% of the fund’s total assets in cash, U.S. Treasury securities and/or repurchase agreements for those securities.

Fidelity Treasury Only Money Market Fund: The Adviser normally invests at least 99.5% of the fund’s total assets in cash and U.S. Treasury securities.

These policies are subject to change only upon 60 days’ prior notice to shareholders.

Proposed Reorganization. The Board of Trustees of each of Fidelity Hereford Street Trust and Fidelity Newbury Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Treasury Money Market Fund and Treasury Fund pursuant to which Fidelity Treasury Money Market Fund would be reorganized on a tax-free basis with and into Treasury Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Treasury Money Market Fund in exchange for shares of Treasury Fund equal in value to the net assets of Fidelity Treasury Money Market Fund and the assumption by Treasury Fund of all of the liabilities of Fidelity Treasury Money Market Fund. After the exchange, Fidelity Treasury Money Market Fund will distribute the Treasury Fund shares to its shareholders pro rata, in liquidation of Fidelity Treasury Money Market Fund. As a result, shareholders of Fidelity Treasury Money Market Fund will become shareholders of Treasury Fund (these transactions are collectively referred to as the “Reorganization”).

SMF-15-01 1.713587.126	(PAGE 1 OF 3)	January 30, 2015

The Reorganization, which does not require shareholder approval, is expected to take place in the second quarter of 2015. For more detailed information, please contact Fidelity at 1-800-544-8544.

Effective February 1, 2015, the Board of Trustees of each of Fidelity Government Money Market Fund and Fidelity Money Market Fund has approved changes to each fund’s expense structure. Under the new arrangements, the management fee has been reduced to 0.25% and total annual operating expenses are contractually limited to 0.42% with certain exceptions. This expense limit for each fund may not be increased without approval of each fund’s shareholders and Board of Trustees.

Effective February 1, 2015, the following information replaces similar information under the heading “Fee Table” in the “Fund Summary” section for Fidelity Government Money Market Fund on page 3.

Annual operating expenses

(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.25%

Distribution and/or Service (12b-1) fees	None

Other expensesA	0.17%

Total annual operating expenses	0.42%
A	Adjusted to reflect current fees.

1 year	$43

3 years	$135

5 years	$235

10 years	$530

(PAGE 2 OF 3)

Effective February 1, 2015, the following information replaces similar information under the heading “Fee Table” in the “Fund Summary” section for Fidelity Money Market Fund on page 7.

Annual operating expenses

(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.25%

Distribution and/or Service (12b-1) fees	None

Other expensesA	0.17%

Total annual operating expenses	0.42%
A	Adjusted to reflect current fees.

1 year	$43

3 years	$135

5 years	$235

10 years	$530

Effective February 1, 2015, the following table replaces similar tables for Fidelity Government Money Market Fund and Fidelity Money Market Fund found in the “Fund Summary” sections under the heading “Purchase and Sale of Shares” on pages 4 and 9, respectively.

Initial Purchase Minimum	$2,500
For Fidelity Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee-Pension IRA, Keogh, and Investment Only Retirement accounts	$500

Effective February 1, 2015, the following replaces similar information found in the “Shareholder Information” section under the heading “Features and Policies” on page 28.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days’ notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

(PAGE 3 OF 3)

Fund	Ticker
Fidelity ® Government Money Market Fund	SPAXX

Fidelity Money Market Fund	SPRXX

Fidelity Treasury Money Market Fund	FLTXX

Fidelity Treasury Only Money Market Fund	FDLXX

Prospectus

June 28, 2014

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	3	Fidelity® Government Money Market Fund
	7	Fidelity Money Market Fund
	11	Fidelity Treasury Money Market Fund
	14	Fidelity Treasury Only Money Market Fund

Fund Basics	18	Investment Details
	21	Valuing Shares

Shareholder Information	22	Additional Information about the Purchase and Sale of Shares
	25	Exchanging Shares
	26	Features and Policies
	28	Dividends and Capital Gain Distributions
	29	Tax Consequences

Fund Services	30	Fund Management
	31	Fund Distribution

Appendix	33	Financial Highlights

2	Prospectus

Fund Summary

Fund:

Fidelity® Government Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual operating expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.42%
Distribution and/or Service (l2b-1) fees	None
Other expenses	0.00%

Total annual operating expenses	0.42%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$43
3 years	$135
5 years	$235
10 years	$530

Principal Investment Strategies

•	Normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities.
•	Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

•	Potentially entering into reverse repurchase agreements.

3	Prospectus

Fund Summary—continued

•	Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

•	Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

•	Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund’s shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.25%	December 31, 2006
Lowest Quarter Return	0.00%	March 31, 2013
Year-to-Date Return	0.00%	March 31, 2014

Average Annual Returns

For the periods ended	Past 1	Past 5	Past 10
December 31, 2013	year	years	years
Fidelity Government Money Market Fund	0.01%	0.07%	1.60%

4	Prospectus

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD—Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$25,000
For Fidelity Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee-Pension IRA, Keogh, and Investment Only Retirement accounts	$10,000

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators,

5	Prospectus

Fund Summary—continued

or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

6

Fund Summary

Fund:

Fidelity® Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual operating expenses

(expenses that you pay each year as a o of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%

Total annual operating expenses	0.42%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$43
3 years	$135
5 years	$235
10 years	$530

Principal Investment Strategies

•	Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
•	Potentially entering into reverse repurchase agreements.

•	Investing more than 25% of total assets in the financial services industries.

•	Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

7	Prospectus

Fund Summary—continued

Principal Investment Risks

•	Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

•	Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

•	Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
•	Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund’s shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.28%	September 30, 2007
Lowest Quarter Return	0.00%	March 31, 2013
Year-to-Date Return	0.00%	March 31, 2014

8	Prospectus

Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years

Fidelity Money Market Fund	0.01%	0.14%	1.73%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD—Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$25,000
For Fidelity Traditional IRA, Roth IRA,
Rollover IRA, Simplified
Employee-Pension IRA, Keogh, and
Investment Only Retirement accounts	$10,000

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

9	Prospectus

Fund Summary—continued

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

10	Prospectus

Fund Summary

Fund:

Fidelity® Treasury Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual operating expenses

(expenses that you pay each year as a o of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%

Total annual operating expenses	0.42%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$43
3 years	$135
5 years	$235
10 years	$530

Principal Investment Strategies

•	Normally investing at least 80% of assets in U.S. Treasury securities and repurchase agreements for those securities.
•	Potentially entering into reverse repurchase agreements.

•	Investing in compliance with industry standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

11	Prospectus

Fund Summary—continued

Principal Investment Risks

•	Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

•	Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases:	Redemptions:

Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD—Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

12	Prospectus

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

13	Prospectus

Fund Summary

Fund:

Fidelity® Treasury Only Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with the security of principal and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual operating expenses

(expenses that you pay each year as a o of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.42%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$43
3 years	$135
5 years	$235
10 years	$530

Principal Investment Strategies

•	Normally investing at least 80% of assets in U.S. Treasury securities.

•	Potentially entering into reverse repurchase agreements.

•	Normally investing in securities whose interest is exempt from state and local income taxes.

•	Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

14	Prospectus

Principal Investment Risks

•	Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

•	Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund’s shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.18%	December 31, 2006
Lowest Quarter Return	0.00%	March 31, 2010
Year-to-Date Return	0.00%	March 31, 2014

Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Treasury Only Money Market Fund	0.01%	0.02%	1.38%

15	Prospectus

Fund Summary—continued

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as subadvisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative

1-800-544-6666

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD—Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$25,000
For Fidelity Traditional IRA, Roth IRA,
Rollover IRA, Simplified
Employee-Pension IRA, Keogh, and
Investment Only Retirement accounts	$10,000

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators,

16	Prospectus

or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

17	Prospectus

Fund Basics

Investment Details

Investment Objective

Fidelity Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund’s assets in U.S. Government securities and repurchase agreements for those securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. The Adviser also may enter into reverse repurchase agreements for the fund. In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser invests the fund’s assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser will invest more than 25% of the fund’s total assets in the financial services industries.

In buying and selling securities for the fund, the Adviser complies with industry standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Fidelity Treasury Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund’s assets in U.S. Treasury securities and repurchase agreements for those securities. The Adviser also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Fidelity Treasury Only Money Market Fund seeks as high a level of current income as is consistent with the security of principal and liquidity.

18	Prospectus

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund’s assets in U.S. Treasury securities. The Adviser also may enter into reverse repurchase agreements for the fund. The Adviser normally invests the fund’s assets in securities whose interest is specifically exempt from state and local income taxes under federal law; such interest is not exempt from federal income tax.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security’s maturity. Money market securities include bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund’s performance. A fund’s yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund’s investments could cause the fund’s share price to decrease.

The following factors can significantly affect a fund’s performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the

19	Prospectus

Fund Basics—continued

securities of issuers in the financial services sector, can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration.

Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund’s assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund’s yield and may prevent the fund from achieving its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity Treasury Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

20	Prospectus

Fidelity Treasury Only Money Market Fund seeks as high a level of current income as is consistent with the security of principal and liquidity.

Shareholder Notice

The following is subject to change only upon 60 days’ prior notice to shareholders:

Fidelity Government Money Market Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Fidelity Treasury Money Market Fund normally invests at least 80% of its assets in U.S. Treasury securities and repurchase agreements for those securities.

Fidelity Treasury Only Money Market Fund normally invests at least 80% of its assets in U.S. Treasury securities.

Valuing Shares

Each fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund’s assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of a fund’s assets may not occur on days when the fund is open for business.

A fund’s assets are valued on the basis of amortized cost.

21	Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

Fidelity Investments was established in 1946 to manage one of America’s first mutual funds. Today, Fidelity is one of the world’s largest providers of financial services.

In addition to its mutual fund business, the company operates one of America’s leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity’s web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

You should include the following information with any order:

•	Your name

•	Your account number

•	Type of transaction requested

•	Name(s) of fund(s) and class(es)

•	Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

22	Prospectus

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

The Adviser anticipates that shares of each fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and each fund accommodates frequent trading.

Each fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser’s opinion, may be disruptive to the management of the fund or otherwise not be in the fund’s interests.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Buying Shares

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

23	Prospectus

Shareholder Information—continued

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

•	When you wish to sell more than $100,000 worth of shares.

•	When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

•	When you are requesting that redemption proceeds be paid to someone other than the account owner.
•	In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

•	If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.

•	Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.

•	If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

24	Prospectus

•	You will not receive interest on amounts represented by uncashed redemption checks.

•	If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.

•	Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The funds do not currently issue share certificates.

Exchanging Shares

Anex change involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

•	The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
•	Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

•	The shares you are acquiring by exchange must be available for sale in your state.

•	Exchanges may have tax consequences for you.

•	If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

•	Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund’s prospectus for details.

25	Prospectus

Shareholder Information - continued

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account,

depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

•	To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

•	You can use electronic funds transfer to:

•	Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

•	Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

•	To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

•	To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

•	To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

•	To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

•	To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

•	Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, and certain transactions in the funds that are followed by a monthly account statement).

•	Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

26	Prospectus

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity’s web site. To participate in Fidelity’s electronic delivery program, call Fidelity or visit Fidelity’s web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after

27	Prospectus

Shareholder Information—continued

January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $10,000 worth of shares for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Money Market Fund or $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for Fidelity Treasury Money Market Fund for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days’ notice to re-establish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Any dividends and capital gain distributions will be paid in cash.

3. Directed Dividends ® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

28	Prospectus

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund’s distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because each fund’s income is primarily derived from interest, dividends from each fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

29	Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal.

The Adviser is each fund’s manager. The address of the Adviser and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2013, the Adviser had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates’ assets under management.

As the manager, the Adviser has overall responsibility for directing each fund’s investments and handling its business affairs.

FIMM serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of the Adviser. As of December 31, 2013, FIMM had approximately $603.0 billion in discretionary assets under management.

Other investment advisers assist the Adviser with foreign investments:

•	Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2013, FMR U.K. had approximately $23.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR U.K. is an affiliate of the Adviser.

•	Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2013, FMR H.K. had approximately $8.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

•	Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity

30	Prospectus

disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of each fund with limited exceptions.

Each fund’s annual management fee rate is 0.42% of its average net assets.

The Adviser pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund’s semi-annual report for the fiscal period ended October 31, 2013.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes each fund’s shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the statement of additional information (SAI).

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar

31	Prospectus

Fund Services - continued

items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

32	Prospectus

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions).

The annual information has been audited by PricewaterhouseCoopers LLP (for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Money Market Fund) and Deloitte & Touche LLP (for Fidelity Treasury Money Market Fund), independent registered public accounting firms, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

Fidelity Government Money Market Fund

Years ended April 30,	2014		2013		2012		2011		2010
Selected Per-Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income (loss)	—	C	—	C	—	C	—	C	.001
Net realized and unrealized gain (loss)C	—		—		—		—		—

Total from investment operations	—	C	—	C	—	C	—	C	.001

Distributions from net investment income	—	C	—	C	—	C	—	C	(.001)
Distributions from net realized gain	—		—		—		—	C	—	C
Total distributions	—	C	—	C	—	C	—	C	(.001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total ReturnA	.01%		.01%		.01%		.01%		.09%
Ratios to Average Net AssetsB
Expenses before reductions	.42%		.42%		.42%		.42%		.42%
Expenses net of fee waivers, if any	.11%		.19%		.16%		.26%		.35%
Expenses net of all reductions	.11%		.19%		.16%		.26%		.35%
Net investment income (loss)	.01%		.01%		.01%		.01%		.10%
Supplemental Data
Net assets, end of period (000 omitted)	$15,286,372		$10,919,067		$2,826,285		$583,462		$700,145

A	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

C	Amount represents less than $.001 per share.

33	Prospectus

Appendix—continued

Fidelity Money Market Fund

Years ended April 30,	2014		2013		2012		2011		2010
Selected Per-Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income (loss)	—	C	—	C	—	C	—	C	.002
Net realized and unrealized gain (loss)C	—		—		—		—		—

Total from investment operations	—	C	—	C	—	C	—	C	.002

Distributions from net investment income	—	C	—	C	—	C	—	C	(.002)
Distributions from net realized gain	—		—		—		—	C	—	C
Total distributions	—	C	—	C	—	C	—	C	(.002)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return A	.01%		.01%		.01%		.03%		.24%
Ratios to Average Net AssetsB
Expenses before reductions	.42%		.42%		.42%		.42%		.43%
Expenses net of fee waivers, if any	.25%		.36%		.37%		.41%		.43%
Expenses net of all reductions	.25%		.36%		.37%		.41%		.43%
Net investment income (loss)	.01%		.01%		.01%		.03%		.26%
Supplemental Data
Net assets, end of period (in millions)	$2,601		$2,896		$3,388		$4,197		$6,457

A	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

C	Amount represents less than $.001 per share.

34	Prospectus

Fidelity Treasury Money Market Fund

Year ended April 30,	2014 D
Selected Per-Share Data
Net asset value, beginning of period	$1.00
Income from Investment Operations
Net investment income (loss) F	—
Net realized and unrealized gain (loss) F	—

Total from investment operations F	—

Distributions from net investment income F	—

Net asset value, end of period	$1.00

Total Return B, C	.01%
Ratios to Average Net AssetsE
Expenses before reductions	.42	%A
Expenses net of fee waivers, if any	.06	%A
Expenses net of all reductions	.06	%A
Net investment income (loss)	.01	%A
Supplemental Data
Net assets, end of period (000 omitted)	$71,318

A	Annualized
B	Total returns for periods of less than one year are not annualized.
C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D	For the period July 2, 2013 (commencement of operations) to April 30, 2014.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F	Amount represents less than $.001 per share.

35	Prospectus

Appendix - continued

Fidelity Treasury Only Money Market Fund

Years ended April 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income (loss)C	—	—	—	—	—
Net realized and unrealized gain (loss)C	—	—	—	—	—

Total from investment operationsC	—	—	—	—	—

Distributions from net investment incomeC	—	—	—	—	—
Distributions from net realized gain	—	—	—	—	—	C

Total distributionsC	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total ReturnA	.01%	.01%	.01%	.01%	.02%
Ratios to Average Net AssetsB
Expenses before reductions	.42%	.42%	.42%	.42%	.42%
Expenses net of fee waivers, if any	.06%	.10%	.05%	.17%	.27%
Expenses net of all reductions	.06%	.10%	.05%	.17%	.27%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (in millions)	$5,055	$5,668	$6,044	$4,722	$5,196

A	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

C	Amount represents less than $.001 per share.

36	Prospectus

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver’s license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers’ licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund’s policies and procedures for disclosing its holdings is available in the funds’ SAI and on Fidelity’s web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund’s annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity’s web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act of 1940, File Number, 811-07139

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. ©2014 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.704237.117	SMF-PRO-0614

Money Market Portfolio

(A Series of Fidelity Salem Street Trust)

Fidelity Money Market Fund

(A Series of Fidelity Hereford Street Trust)

FORM N–14

STATEMENT OF ADDITIONAL INFORMATION

March 16, 2015

This Statement of Additional Information (SAI) relates to the proposed acquisition of Money Market Portfolio (Select Money Market), a series of Fidelity Salem Street Trust, by Fidelity Money Market Fund (Money Market Fund), a series of Fidelity Hereford Street Trust. This SAI contains information that may be of interest to shareholders, but which is not included in the Proxy Statement which relates to the Reorganization. As described in the Proxy Statement, Money Market Fund will acquire all of the assets of Select Money Market and assume all of Select Money Market’s liabilities, solely in exchange for shares of beneficial interest in Money Market Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 100 Salem Street, Smithfield, RI 02917.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1.	The Prospectus for Money Market Fund dated June 28, 2014, which was previously filed via EDGAR (Accession No. 0000917286-14-000074).

2.	The Statement of Additional Information for Money Market Fund dated June 28, 2014, as supplemented, which was previously filed via EDGAR (Accession No. 0000917286-14-000074).

3.	The Prospectus for Select Money Market dated April 29, 2014, as supplemented, which was previously filed via EDGAR (Accession No. 0000878467-14-000312).

4.	The Statement of Additional Information for Select Money Market dated April 29, 2014, as supplemented, which was previously filed via EDGAR (Accession No. 0000878467-14-000312).

5.	The Financial Statements included in the Annual Report of Money Market Fund for the fiscal year ended April 30, 2014, which was previously filed via EDGAR (Accession No. 0000917286-14-000072).

6.	The Unaudited Financial Statements included in the Semiannual Report of Money Market Fund for the fiscal period ended October 31, 2014, which was previously filed via EDGAR (Accession No. 0000354046-14-000060).

7.	The Financial Statements included in the Annual Report of Select Money Market for the fiscal year ended February 28, 2014, which was previously filed via EDGAR (Accession No. 0000035315-14-000186)

8.	The Unaudited Financial Statements included in the Semiannual Report of Select Money Market for the fiscal period ended August 31, 2014, which was previously filed via EDGAR (Accession No. 0000225322-14-000065).

Attached hereto Attachment 1 is the Statement of Additional Information of Money Market Fund dated June 28, 2014. Attachment 2 contains additional information relating to Money Market Fund shares to be received by Select Money Market shareholders as part of its Reorganization.

PRO FORMA FINANCIAL STATEMENTS

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

Supplement to the

Fidelity® Government Money Market Fund (SPAXX), Fidelity Money Market Fund (SPRXX), Fidelity Treasury Money Market Fund (FLTXX), and Fidelity Treasury Only Money Market Fund (FDLXX)

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2014

Effective February 1, 2015, the Board of Trustees of each of Fidelity Government Money Market Fund and Fidelity Money Market Fund has approved changes to each fund’s expense structure. Under the new arrangements, the management fee has been reduced to 0.25% and total annual operating expenses are contractually limited to 0.42% with certain exceptions. This expense limit for each fund may not be increased without approval of each fund’s shareholders and Board of Trustees.

The following information replaces similar information found in the “Investment Policies and Limitations” section on page 4.

Concentration

For Fidelity® Government Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of Fidelity Government Money Market Fund’s and Fidelity Treasury Money Market Fund’s concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity Government Money Market Fund’s, Fidelity Treasury Money Market Fund’s, and Fidelity Treasury Only Money Market Fund’s concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

The following information replaces similar fundamental investment limitation information in the “Investment Policies and Limitations” section beginning on page 4.

Pooled Funds

For Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Money Market Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following information replaces similar information found in the “Trustees and Officers” section beginning on page 24.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Government Money Market Fund	none	none
Fidelity Money Market Fund	none	none
Fidelity Treasury Money Market Fund	none	none
Fidelity Treasury Only Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

SMFB-15-01	(PAGE 1 OF 2)	January 30, 2015

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Government Money Market Fund	$1 - $10,000	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Government Money Market Fund	none	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

(PAGE 2 OF 2)

Fidelity® Government Money Market Fund (SPAXX), Fidelity Money Market Fund (SPRXX), Fidelity Treasury Money Market Fund (FLTXX), and Fidelity Treasury Only Money Market Fund (FDLXX)

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2014

This statement of additional information (SAI) is not a prospectus. Portions of each fund’s annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated June 28, 2014, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SMF-PTB-0614

1.475977.117

245 Summer Street, Boston, MA 02210

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INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund’s investment policies and limitations.

A fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund’s fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

For Fidelity® Government Money Market Fund and Fidelity® Money Market Fund:

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

For Fidelity Treasury Money Market Fund and Fidelity Treasury Only Money Market Fund:

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.

Margin Purchases

For Fidelity Government Money Market Fund and Fidelity Money Market Fund:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

For Fidelity Treasury Money Market Fund and Fidelity Treasury Only Money Market Fund:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

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Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For Fidelity Government Money Market Fund and Fidelity Treasury Only Money Market Fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of Fidelity Government Money Market Fund’s concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity Government Money Market Fund’s and Fidelity Treasury Only Money Market Fund’s concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For Fidelity Money Market Fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund’s concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of the fund’s concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund’s concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For Fidelity Government Money Market Fund and Fidelity Money Market Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

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For Fidelity Treasury Only Money Market Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For each fund:

The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

For purposes of each fund’s diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of each fund’s illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For Fidelity Government Money Market Fund and Fidelity Money Market Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

For Fidelity Treasury Money Market and Fidelity Treasury Only Money Market Fund:

The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Pooled Funds

For Fidelity Government Money Market Fund and Fidelity Money Market Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity Treasury Only Money Market Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund’s adviser (or a sub-adviser) may employ in pursuit of the fund’s investment objective, and a summary of related risks. A fund’s adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund’s adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

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On the following pages in this section titled “Investment Policies and Limitations,” and except as otherwise indicated, references to “an adviser” or “the adviser” may relate to a fund’s adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, “affiliated persons” of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and re-payment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund may make additional investments while borrowings are outstanding.

Cash Management. A fund may hold uninvested cash.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity fund’s assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The trust, on behalf of the Fidelity funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund’s operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund’s investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Domestic and Foreign Investments include U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may not be obligations of the parent bank in addition to the issuing branch, and may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk) or by war or civil conflict. In addition, settlement of trades may occur outside of the United States and evidence of ownership of portfolio securities may be held outside of the United States. Accordingly, a fund may be subject to the risks associated with the settlement of trades and the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting

6

requirements comparable to those applicable to U.S. issuers. From time to time, a fund’s adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, which may include investment in related derivative instruments, and investment flexibility may be restricted.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity fund’s adviser determines the liquidity of the fund’s investments and, through reports from the fund’s adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund’s investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States one level to “AA+” from “AAA.” While Standard & Poor’s Ratings Services affirmed the United States’ short-term sovereign credit rating as “A-1+,” there is no guarantee that Standard & Poor’s Ratings Services will not decide to lower this rating in the future. Standard & Poor’s Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor’s Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer’s securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of an intermediary with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Fidelity Treasury Only Money Market Fund currently intends to participate in this program only as a borrower. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investments by Funds of Funds or Other Large Shareholders. Certain Fidelity funds and accounts (including funds of funds) invest in other funds and may at times have substantial investments in one or more other funds.

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A fund may experience large redemptions or investments due to transactions in fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a fund’s performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a fund’s brokerage and/or other transaction costs and affect the liquidity of a fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the fund’s shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact a fund the same way as the transactions of a single shareholder with substantial investments.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

NRSROs. The Board of Trustees has designated each of the following nationally recognized statistical rating organizations (NRSROs) as a “designated NRSRO” pursuant to Rule 2a-7 under the 1940 Act: DBRS Ltd.; Fitch, Inc.; Moody’s Investors Service, Inc.; and Standard & Poor’s Ratings Services.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund’s ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has

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agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund’s adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund’s adviser. Such transactions may increase fluctuations in the market value of a fund’s assets and, if applicable, a fund’s yield, and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales “Against the Box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). Short sales against the box could be used to protect the NAV of a fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs in connection with opening and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider for purposes of making initial and ongoing minimal credit risk determinations for a money market fund. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund’s share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.

Temporary Defensive Policies.

Each of Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes.

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Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund may pass through a series of demand deposit bank accounts before being held at the fund’s custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund’s investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled “Management Contracts”), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser’s trading and associated policies, which may differ from FMR’s policies, may apply to that fund, subject to applicable law.

FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review FMR’s performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

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FMR.

The Selection of Securities Brokers and Dealers

FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute a fund’s portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with FMR or its affiliates; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR’s or its affiliates’ own research activities in providing investment advice to the funds.

Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR’s or its affiliates’ investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as “hard dollars”).

Benefit to FMR. FMR’s or its affiliates’ expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any

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consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

FMR’s Decision-Making Process. In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for a fund or FMR’s or its affiliates’ overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund’s brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce a fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR’s or its affiliates’ determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR’s or its affiliates’ part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund’s expenses (“commission recapture”). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided FMR or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds. In addition, FMR or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

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When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Fidelity Investments Money Management, Inc. (FIMM).

The Selection of Securities Brokers and Dealers

FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute a fund’s portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker’s overall trading relationship with FIMM or its affiliates; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FIMM) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM’s or its affiliates’ own research activities in providing investment advice to the funds.

Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM’s or its affiliates’ investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as “hard dollars”).

Benefit to FIMM. FIMM’s or its affiliates’ expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its

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affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

FIMM’s Decision-Making Process. In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for a fund or FIMM’s or its affiliates’ overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund’s brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

Research Contracts. FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce a fund’s total commission costs. FIMM’s or its affiliates’ determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FIMM’s or its affiliates’ part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Affiliated Transactions

FIMM or its affiliates may place trades with certain brokers, including NFS, with whom they are under common control, provided FIMM or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds. In addition, FIMM or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

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Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

During the fiscal year ended April 30, 2014, Fidelity Money Market Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended April 30, 2014.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Money Market Fund	Barclays PLC	$17,994,861
	Citigroup, Inc.	$120,000,000
	Credit Suisse Group	$84,000,000
	Deutsche Bank AG	$50,000,000
	ING Groep NV	$7,000,000
	JPMorgan Chase & Co.	$42,984,170
	Sas Rue La Boetie	$96,995,378
	Royal Bank of Scotland Group PLC	$85,999,270

For the fiscal years ended April 30, 2014, 2013, and 2012 for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Market Market Fund, and the fiscal period July 2, 2013 to April 30, 2014 for Fidelity Treasury Money Market Fund, each fund paid no brokerage commissions.

During the fiscal year ended April 30, 2014, 2013, and 2012 for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Market Market Fund, and the fiscal period July 2, 2013 to April 30, 2014 for Fidelity Treasury Money Market Fund, each fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended March 31, 2014 for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Market Market Fund, and the fiscal period July 2, 2013 to March 31, 2014 for Fidelity Treasury Money Market Fund, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

NAV is the value of a single share. NAV is computed by adding the value of a fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee to fulfill these oversight responsibilities.

FMR engages in oversight activities with respect to the fund’s pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund’s NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs.

Other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying money market central fund, are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

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BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund’s NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund’s income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates.

Capital Gain Distributions. Each fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Funds. Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund’s performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds’ Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity’s equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Funds’ Trustees.”

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006 Trustee

Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)

Year of Election or Appointment: 2005

Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

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Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

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Name, Year of Birth; Principal Occupation

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)

Year of Election or Appointment: 2012

Vice President

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

Nancy D. Prior (1967)

Year of Election or Appointment: 2012

Vice President of Fidelity’s Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

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Name, Year of Birth; Principal Occupation

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Standing Committees of the Funds’ Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended April 30, 2014, the committee held 12 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ Chief Compliance Officer. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any

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fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended April 30, 2014, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and FSC. During the fiscal year ended April 30, 2014, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and

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contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended April 30, 2014, the committee held eight meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Government Money Market Fund	none	none
Fidelity Money Market Fund	none	none
Fidelity Treasury Money Market Fund	none	none
Fidelity Treasury Only Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

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Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Government Money Market Fund	$1 - $10,000	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Government Money Market Fund	none	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended April 30, 2014, or calendar year ended December 31, 2013, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Government Money Market Fund	$6,002	$7,470	$6,038	$6,002
Fidelity Money Market FundB	$1,224	$1,520	$1,231	$1,224
Fidelity Treasury Money Market Fund+	$12	$15	$12	$12
Fidelity Treasury Only Money Market Fund	$2,397	$2,979	$2,413	$2,397
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$391,500	$483,000	$393,000	$395,500

AGGREGATE COMPENSATION FROM A FUND	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Government Money Market Fund	$6,002	$6,483	$6,772	$6,002
Fidelity Money Market FundB	$1,224	$1,322	$1,380	$1,224
Fidelity Treasury Money Market Fund+	$12	$13	$14	$12
Fidelity Treasury Only Money Market Fund	$2,397	$2,591	$2,704	$2,397
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$389,000	$419,000	$441,750	$389,000

[1]	Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.
+	Estimated for the fund’s first full year.
A	Reflects compensation received for the calendar year ended December 31, 2013 for 223 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.
B	Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $1,005; and Michael E. Kenneally, $670.

As of April 30, 2014, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund’s total outstanding shares.

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As of April 30, 2014, the following owned of record and/or beneficially 5% or more of the outstanding shares of a fund:

Fund Name	Owner Name	City	State	Ownership %
Treasury Money Market Fund	McMaster	New York	NY	8.25%
Treasury Money Market Fund	Richards	Mayville	NY	5.44%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Inc. (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FIMM, FMR U.K., FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each fund’s management contract, FMR is responsible for payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, each fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund’s management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund’s transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agency services and pricing and bookkeeping services.

FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

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Management Fees. For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.42% of the fund’s average net assets throughout the month.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund	Fiscal Years Ended April 30		Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
Fidelity Government Money Market Fund	2014		$6	$59,551,485
	2013		$1,249	$28,036,700
	2012		$17	$3,920,025
Fidelity Money Market Fund	2014		$83	$11,733,725
	2013		$32	$13,214,647
	2012		$84	$16,045,949
Fidelity Treasury Money Market Fund	2014	*	$0	$110,813
Fidelity Treasury Only Money Market Fund	2014		$10,553	$22,990,390
	2013		$5,254	$25,235,087
	2012		$36,390	$25,173,148

*	For the fiscal period July 2, 2013 to April 30, 2014.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Adviser—FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. FMR, and not the funds, pays FIMM’s fees.

Sub-Advisers—FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Fidelity Fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

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C.	Except as set forth herein, FMR will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

F.	FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

G.	Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision—includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute—Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail—payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision—a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature—a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

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F.	Poison Pill—a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company—a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

H.	Small-Capitalization Company—a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with a market capitalization under US $300 million.

J.	Evergreen Provision—a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.	The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain FMR’s support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

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6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	FMR will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restriction; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	FMR will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

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3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

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3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

D.	In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of proposals regarding shareholders’ rights to call special meetings, FMR generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.	In the case of proposals regarding shareholders’ right to act by written consent, FMR will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure/Incorporation

A.	Increases in Common Stock

FMR will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	Reverse Stock Splits

FMR will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

D.	Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

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F.	Incorporation or Reincorporation in Another State or Country

FMR will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FMR will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies

A.	When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). FMR may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Fidelity Funds may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate, FMR will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund’s proxy voting record for the most recent 12-month period ended June  30, visit www.fidelity.com/proxyvotingresults or visit the SEC’s web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the

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fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund’s transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see “Transfer and Service Agent Agreements” in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP’s, or a fund of funds’ assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

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Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreements, FSC calculates the NAV and dividends for shares and maintains each fund’s portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund’s average daily net assets throughout the month.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with each fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund are funds of Fidelity Hereford Street Trust, an open-end management investment company created under an initial trust instrument dated November 18, 1993. On May 1, 2013, Fidelity Treasury Only Money Market Fund changed its name from Fidelity U.S. Treasury Money Market Fund to Fidelity Treasury Only Money Market Fund. Currently, there are four funds offered in Fidelity Hereford Street Trust: Fidelity Government Money Market Fund, Fidelity Money Market Fund, Fidelity Treasury Money Market Fund, and Fidelity Treasury Only Money Market Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of its funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund’s capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder Liability” above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Money Market Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Treasury Money Market Fund. Each custodian is responsible for the safekeeping of a fund’s assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank,

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headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Treasury Money Market Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Money Market Fund in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund’s adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity Treasury Only Money Market Fund and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for Fidelity Treasury Money Market Fund and provides other audit related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR’s Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund’s best interests by striking an appropriate balance between providing information about a fund’s portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds’ chief compliance officer periodically.

Each fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

A full list of holdings may be obtained from each fund more frequently, including daily, upon request. A full list of each fund’s holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund’s trustees; a fund’s manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund’s auditors; a fund’s custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

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At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor’s Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); DocuLynx Inc. (full or partial holdings daily, on the next business day); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds’ SAI.

There can be no assurance that the funds’ policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund’s financial statements and financial highlights for the fiscal year ended April 30, 2014, and report of the independent registered public accounting firm, are included in the fund’s annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund’s financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

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BUYING, SELLING, AND EXCHANGING

INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class’s NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FIMM, FMR U.K., FMR H.K., FMR Japan, FDC, and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund’s investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund’s records and the registration of the fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund’s management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. Effective February 1, 2015, for the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.25% of the fund’s average net assets throughout the month. Prior to February 1, 2015, the fund’s annual management fee rate was 0.42% of its average net assets.

Prior to February 1, 2015, the management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

For the fiscal years ended April 30, 2014, 2013, and 2012, the fund paid FMR management fees of $11,733,725, $13,214,647, and $16,045,949, respectively. In addition, for the fiscal years ended April 30, 2014, 2013, and 2012, credits reducing management fees amounted to $83, $32, and $84, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of a class’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. FMR, and not the fund, pays FIMM’s fees.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

DISTRIBUTION SERVICES

For purposes of the following “Distribution Services” discussion, the term “shares” (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of Premium Class of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows Premium Class and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Premium Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Premium Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Premium Class shares and/or shareholder support services. In addition, the Premium Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Premium Class shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund’s transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see “Transfer and Service Agent Agreements” in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following “Transfer and Service Agent Agreements” discussion, the term “shares” (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class’s average daily net assets, with respect to each position in the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP’s, or a fund of funds’ assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares and maintains the fund’s portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund’s average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0156% of the first $500 million of average net assets, 0.0078% of average net assets between $500 million and $10 billion, 0.0041% of average net assets between $10 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Prior to February 1, 2015, FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund. Effective February 1, 2015, pricing and bookkeeping fees are paid by the fund.

FUND HOLDINGS INFORMATION

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

Fidelity Salem Street Trust: Select Money Market Portfolio

Fidelity Hereford Street Trust: Fidelity Money Market Fund

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combined Schedule of Investments and Statement of Assets and Liabilities reflect balances as of October 31, 2014 and the unaudited Pro Forma Combined Statement of Operations reflect results for the twelve months ended October 31, 2014. The unaudited pro forma financial statements are presented to show the effect of the proposed merger of Select Money Market Portfolio (the “Acquired Fund”) into Fidelity Money Market Fund (the “Acquiring Fund”), the accounting survivor, as if the merger had occurred on the first day of the year presented (November 1, 2013).

The unaudited pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Acquired Fund in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in the Statement of Additional Information (“SAI”) to this Proxy Statement and Prospectus for Money Market Portfolio and Fidelity Money Market Fund. Both the Acquired Fund and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

2. Security Valuation. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

3. Merger Costs:

Money Market Portfolio will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and Proxy Statement, together with the cost of any supplementary solicitation. The estimated one time expenses related to the Reorganization for Money Market Portfolio is $1,579,000.

4. Capital Shares:

The unaudited pro forma financial statements include the creation of an additional class of shares. The Acquired Fund’s shares were exchanged for equal full and fractional corresponding shares of the Acquiring Fund on the date the reorganization becomes effective. The amount of additional shares, assumed to be issued, was calculated based on the October 31, 2014 shares of the Acquired Fund as disclosed within the Pro Forma Combined Statement of Assets and Liabilities (unaudited).

5. Use of Estimates:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

6. Federal Income Taxes:

Each year, each of the funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. Each fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Acquired Fund and the Acquiring Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Fidelity Salem Street Trust: Select Money Market Portfolio

Fidelity Hereford Trust: Fidelity Money Market Fund

Pro Forma Combined Statement of Assets & Liabilities

Amounts in thousands (except per share amount) - As of October 31, 2014 (Unaudited)

	Select Money Market Portfolio	Fidelity Money Market Fund				Fidelity Money Market Fund
	(Acquired Fund)	(Acquiring Fund)	Combined	Adjustments		Pro Forma Combined
Assets
Investments in securities, at value:
Repurchase agreements	$3,886,625	$590,178	$4,476,803	$—		$4,476,803
Unaffiliated issuers	322,987	1,866,661	2,189,648	—		2,189,648
Receivable for investments sold	4,001	18,000	22,001	—		22,001
Receivable for fund shares sold	471	4,057	4,528	—		4,528
Interest receivable	1,113	648	1,761	—		1,761
Received from investment advisor for expense reductions	—	—	—	1,579	(a)	1,579
Other receivables	10	170	180	—		180

Total assets	4,215,207	2,479,714	6,694,921	1,579		6,696,500

Liabilities
Payable for investments purchased	$36	$—	$36	$—		$36
Payable for fund shares redeemed	2,579	6,760	9,339	—		9,339
Distributions payable	—	1	1	—		1
Accrued management fee	588	518	1,106	—		1,106
Other affiliated payables	294	7	301	—		301
Other payables and accrued expenses	45	170	215	1,579	(a)	1,794

Total liabilities	3,542	7,456	10,998	1,579		12,577

Net Assets	$4,211,665	$2,472,258	$6,683,923	—		$6,683,923

Net Assets consist of:
Paid in capital	$4,211,300	$2,472,307	$6,683,607	—		$6,683,607
Distributions in excess of net investment income	—	(117)	(117)	—		(117)
Accumulated undistributed net realized gain (loss) on investments	365	68	433	—		433

Net Assets	$4,211,665	$2,472,258	$6,683,923	—		$6,683,923

Book cost of respective Fund:	$4,209,612	$2,456,839	$6,666,451	—		$6,666,451

	Select Money Market Portfolio (Acquired Fund)	Fidelity Money Market Fund (Acquiring Fund)	Combined	Adjustments		Fidelity Money Market Fund Pro Forma Combined
Net Asset Value
Retail Class
Net Assets	$	$2,472,258	$2,472,258			$2,472,258
Offering price and redemption price per share	$	$1.00	$1.00			$1.00
Shares outstanding		2,471,276	2,471,276			2,471,276

Premium Class
Net Assets	$4,211,665	$	$4,211,665			$4,211,665
Offering price and redemption price per share	$1.00	$	$1.00			$1.00
Shares outstanding	4,210,059		4,210,059	—	(b)	4,210,059

(a)	The Acquired Fund’s other payables and accrued expenses include estimated one time costs associated with this reorganization proxy statement. Select Money Market Portfolio’s estimated costs are $1,579,000; of which all or a portion may be reimbursed pursuant to Select Money Market Portfolio’s voluntary expense cap arrangement, by class.
(b)	Includes the conversion of full and fractional shares of Select Money Market Portfolio into Fidelity Money Market Fund shares outstanding, respectively by Class.

Fidelity Salem Street Trust: Select Money Market Portfolio

Fidelity Hereford Trust: Fidelity Money Market Fund

Pro Forma Combined Statement of Operations

Amounts in thousands - For the 12 months ended October 31, 2014 (Unaudited)

	Select Money Market Portfolio	Fidelity Money Market Fund				Fidelity Money Market Fund
	(Acquired Fund)	(Acquiring Fund)	Combined	Adjustments	(c)	Pro Forma Combined
Investment Income
Interest	$11,493	$6,628	$18,121	$—		$18,121

Expenses
Management fee	7,613	11,061	18,674	(642	)(d)	18,032
Transfer agent fees	5,590	—	5,590	3,204	(e)	8,794
Accounting and security lending fees	396	—	396	68	(e)	464
Custodian fees and expenses	72	—	72	27	(e)	99
Independent trustees’ compensation	19	12	31	(19)	(f)	12
Registration	73	—	73	(17)	(g)	56
Audit	43	—	43	4	(h)	47
Legal	13	—	13	(4)	(f)	9
Miscellaneous	32	—	32	—		32

Total expenses before reductions	13,851	11,073	24,924	2,621		27,545
Expenses reductions	(2,820)	(4,717)	(7,537)	(2,701	)(i)	(10,238)

Total expenses	11,031	6,356	17,387	(80)		17,307

Net investment income	462	272	734	80		814

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	178	95	273	—		273

Net Gain (Loss)	178	95	273	—		273

Net increase (decrease) in net assets resulting from operations	$640	$367	$1,007	$80		$1,087

(c)	Acquiring Fund converted all inclusive operating expense into direct cost operating model. Pro Forma Combined Fund’s expenses adjusted to reflect current fees per Prospectus and Statement of Additional Information (SAI).
(d)	Pro Forma Combined Fund’s management expense adjusted to reflect current fees, per Prospectus and SAI, at 25 basis points.
(e)	Increase in operating expenses a result of Pro Forma Combined funds average net assets throughout the period applying against current fees.
(f)	Decrease in expenses based on elimination of redundant fees based on Pro Forma Combined funds average net assets throughout the period.
(g)	Decrease in expenses based on registration costs paid at Trust level.
(h)	Increase in Audit expenses based on allocated costs paid at Trust level.
(i)	Contractual operating cap initiated for new Premium Class (Acquiring Fund) added to existing Acquired and Acquiring Fund fee waivers and reimbursements.

	Select Money Market Portfolio				Fidelity Money Market Fund				Fidelity Money Market Fund
	(Acquired Fund)				(Acquiring Fund)				Pro Forma Combined
Investments October 31, 2014 (Unaudited)
Showing Percentage of Net Assets
	Yield (a)		Principal Amount (000s)	Value (000s)	Yield (a)		Principal Amount (000s)	Value (000s)	Yield (a)		Principal Amount (000s)	Value (000s)
Certificate of Deposit - 59.1%
Domestic Certificates Of Deposit
BMO Harris Bank NA
1/30/15 to 2/18/15	0.24 to 0.25		$64,000	$64,000	0.25		$45,000	$45,000	0.24 to 0.25		$109,000	$109,000
Citibank NA
12/16/14 to 3/6/15	0.23		89,000	89,000	0.23		53,000	53,000	0.23		142,000	142,000
RBS Citizens NA
12/2/2014	0.30		21,000	21,000	0.30		12,000	12,000	0.30		33,000	33,000
State Street Bank & Trust Co.
6/8/2015	0.23	(c)	16,000	16,000	0.23	(c)	10,000	10,000	0.23	(c)	26,000	26,000
Wells Fargo Bank NA
11/4/14 to 3/2/15	0.20 to 0.21	(c)	15,000	15,000	0.20 to 0.21	(c)	36,000	36,000	0.20 to 0.21	(c)	51,000	51,000

				205,000				156,000				361,000

London Branch, Eurodollar, Foreign Banks
Commonwealth Bank of Australia
12/22/2014	0.22		8,000	8,000	0.22		5,000	5,000	0.22		13,000	13,000
National Australia Bank Ltd.
1/5/15 to 3/10/15	0.21 to 0.25	(c)	95,000	95,000	0.21 to 0.25	(c)	46,000	46,000	0.21 to 0.25	(c)	141,000	141,000

				103,000				51,000				154,000

New York Branch, Yankee Dollar, Foreign Banks
Bank of Montreal
7/14/15 to 7/21/15	0.23 to 0.24	(c)	30,000	30,000	0.23 to 0.24	(c)	18,000	18,000	0.23 to 0.24	(c)	48,000	48,000
Bank of Montreal Chicago CD Program
7/14/2015	0.24	(c)	40,000	40,000	0.24	(c)	22,000	22,000	0.24	(c)	62,000	62,000
Bank of Nova Scotia
3/31/15 to 7/20/15	0.21 to 0.31	(c)	166,000	166,000	0.21 to 0.31	(c)	104,000	104,000	0.21 to 0.31	(c)	270,000	270,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
11/21/14 to 3/27/15	0.25		161,000	161,000	0.25		108,000	108,000	0.25		269,000	269,000
Canadian Imperial Bank of Commerce
4/1/15 to 7/13/15	0.22 to 0.31	(c)	104,000	104,000	0.22 to 0.31	(c)	57,000	57,000	0.22 to 0.31	(c)	161,000	161,000
Credit Agricole CIB
12/29/14 to 1/5/15	0.24		71,000	71,000	0.24 to 0.25		30,000	30,000	0.24 to 0.25		101,000	101,000
Credit Industriel et Commercial
11/5/14 to 11/6/14	0.13		79,000	79,000	0.13		47,000	47,000	0.13		126,000	126,000
Credit Suisse AG
11/10/14 to 2/6/15	0.25 to 0.29		83,000	83,000	0.25 to 0.29		58,000	58,000	0.25 to 0.29		141,000	141,000
Landesbank Baden-Wuerttemberg New York Branch
11/4/14 to 12/2/14	0.15 to 0.25		131,000	131,000	0.15 to 0.25		77,000	77,000	0.15 to 0.25		208,000	208,000
Mitsubishi UFJ Trust & Banking Corp.
4/14/2015	0.28		5,000	5,000	0.28		3,000	3,000	0.28		8,000	8,000
Mizuho Corporate Bank Ltd.
11/10/14 to 2/25/15	0.25		176,000	176,000	0.25		104,000	104,000	0.25		280,000	280,000
Natexis Banques Populaires New York Branch
11/7/14 to 2/2/15	0.11 to 0.26	(c)	210,000	210,001	0.25 to 0.26	(c)	123,000	123,000	0.11 to 0.26	(c)	333,000	333,001
National Bank of Canada
1/8/15 to 4/17/15	0.32 to 0.37	(c)	144,000	143,994	0.32 to 0.37	(c)	78,000	77,997	0.32 to 0.37	(c)	222,000	221,991
Rabobank Nederland New York Branch
1/5/2015	0.20	(c)	18,000	18,000	—		—	—	0.20	(c)	18,000	18,000
Royal Bank of Canada
4/9/15 to 7/23/15	0.22 to 0.23	(c)	54,000	54,000	0.22 to 0.23	(c)	31,000	31,000	0.22 to 0.23	(c)	85,000	85,000
Sumitomo Mitsui Banking Corp.
11/7/14 to 4/15/15	0.23 to 0.33	(c)	210,000	210,000	0.23 to 0.33	(c)	125,000	124,998	0.23 to 0.33	(c)	335,000	334,998
Sumitomo Mitsui Trust Banking Ltd.
11/13/14 to 3/10/15	0.24		205,000	205,000	0.24		104,000	104,000	0.24		309,000	309,000
Swedbank AB
12/8/2014	0.25		43,000	43,000	0.25		25,000	25,000	0.25		68,000	68,000
Toronto-Dominion Bank
6/8/15 to 10/6/15	0.22 to 0.31	(c)	127,000	127,000	0.22 to 0.31	(c)	75,000	75,000	0.22 to 0.31	(c)	202,000	202,000
UBS AG
12/23/14 to 3/5/15	0.26	(c)	121,000	121,000	0.26	(c)	71,000	71,000	0.26	(c)	192,000	192,000

				2,177,995				1,259,995				3,437,990

TOTAL CERTIFICATE OF DEPOSIT				2,485,995				1,466,995				3,952,990

Financial Company Commercial Paper - 8.9%
Barclays Bank PLC/Barclays U.S. CCP Funding LLC
12/18/2014	0.26		12,000	11,996	0.26		4,000	3,999	0.26		16,000	15,995
Barclays U.S. Funding Corp.
12/15/2014	0.25		80,000	79,976	0.25		6,000	5,998	0.25		86,000	85,974
BAT International Finance PLC
11/7/2014	0.29		1,000	1,000	0.29		1,000	1,000	0.29		2,000	2,000
Credit Agricole CIB
11/3/2014	—		—	—	0.09		74,000	74,000	0.09		74,000	74,000
DNB Bank ASA
3/18/2015	0.25		8,000	7,992	0.25		5,000	4,995	0.25		13,000	12,987
JPMorgan Securities LLC
4/22/15 to 4/27/15	0.25 to 0.26	(c)	44,000	44,000	0.25 to 0.26	(c)	36,000	36,000	0.25 to 0.26	(c)	80,000	80,000
Landesbank Baden-Wurttemberg
11/6/14 to 11/7/14	0.15		79,000	78,998	0.15		46,000	45,999	0.15		125,000	124,997
Lloyds Bank PLC
11/5/2014	0.10		40,000	40,000	0.10		23,000	23,000	0.10		63,000	63,000
Swedbank AB
1/12/15 to 1/28/15	0.25		35,000	34,980	0.25		20,000	19,989	0.25		55,000	54,969
Toronto Dominion Holdings (U.S.A.)
2/3/2015	0.24		50,000	49,932	0.24		6,000	5,996	0.24		56,000	55,928
Toyota Motor Credit Corp.
3/25/2015	0.25		14,000	13,986	0.25		8,000	7,992	0.25		22,000	21,978

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER				362,860				228,968				591,828

Other Commercial Paper - 1.4%
AT&T, Inc.
11/14/14 to 11/17/14	0.26		7,000	6,999	0.26		4,000	4,000	0.26		11,000	10,999
Dominion Resources, Inc.
11/3/14 to 12/1/14	0.27		2,000	2,000	0.27		2,000	2,000	0.27		4,000	4,000
NBCUniversal Enterprise, Inc.
11/14/2014	0.26		2,000	2,000	0.26		1,000	1,000	0.26		3,000	3,000
Northeast Utilities
11/4/14 to 11/14/14	0.26		12,000	11,999	0.26		9,000	9,000	0.26		21,000	20,999
Sempra Global
12/1/14 to 12/3/14	0.32		2,000	1,999	0.32		5,000	4,999	0.32		7,000	6,998
Viacom, Inc.
11/4/14 to 11/19/14	0.30		21,000	20,998	0.30		11,000	10,999	0.30		32,000	31,997
Virginia Electric & Power Co.
11/3/2014	0.26		1,000	1,000	0.26		1,000	1,000	0.26		2,000	2,000
Xerox Corp.
11/17/2014	0.29		8,000	7,999	0.29		5,000	4,999	0.29		13,000	12,998

TOTAL OTHER COMMERCIAL PAPER				54,994				37,997				92,991

Treasury Debt - 1.8%
U.S. Treasury Obligations
U.S. Treasury Bills
3/5/15 to 6/25/15	0.11 to 0.13		45,000	44,975	—		—	—	0.11 to 0.13		45,000	44,975

U.S. Treasury Notes
11/30/2014 to 02/28/2015	0.08 to 0.18		75,000	75,016	0.08		1,000	1,002	0.08 to 0.18		76,000	76,018

TOTAL TREASURY DEBT				119,991				1,002				120,993

Other Note - 1.5%
Medium-Term Notes
Dominion Resources, Inc.
11/21/2014	0.36	(b)(c)	14,000	14,000	0.36	(b)(c)	8,000	8,000	0.36	(b)(c)	22,000	22,000
Svenska Handelsbanken AB
4/15/15 to 4/27/15	0.28 to 0.30	(b)(c)	50,000	50,000	0.28 to 0.30	(b)(c)	26,000	26,000	0.28 to 0.30	(b)(c)	76,000	76,000

TOTAL OTHER NOTE				64,000				34,000				98,000

Variable Rate Demand Note - 0.9%
Delaware
LP Pinewood SPV LLC Taxable 0.15% 11/7/14, LOC Wells Fargo Bank NA, VRDN
11/7/2014	0.15	(c)	10,000	10,000	0.15	(c)	11,700	11,700	0.15	(c)	21,700	21,700

Florida
Florida Timber Fin. III LLC Taxable 0.15% 11/7/14, LOC Wells Fargo Bank NA, VRDN
11/7/2014	0.15	(c)	40,000	40,000			—	—	0.15	(c)	40,000	40,000

TOTAL VARIABLE RATE DEMAND NOTE				50,000				11,700				61,700

Government Agency Debt - 2.3%
Federal Agencies
Fannie Mae
10/21/2015	0.15	(c)	44,000	43,996		—	—	0.15	(c)	44,000	43,996
Federal Home Loan Bank
8/21/15 to 10/2/15	0.25		45,000	45,000	0.19 to 0.25	68,000	67,999	0.19 to 0.25		113,000	112,999

TOTAL GOVERNMENT AGENCY DEBT				88,996			67,999				156,995

Other Instrument - 2.4%
Corporate Bonds
International Bank Reconstruction & Development
10/28/2015	—		—	—	0.30	9,000	9,000	0.30		9,000	9,000

Time Deposits
Credit Agricole CIB
11/3/2014	0.09		125,000	125,000		—	—	0.09		125,000	125,000
ING Bank NV
11/4/2014	0.11		16,000	16,000	0.11	9,000	9,000	0.11		25,000	25,000

				141,000			9,000				150,000

TOTAL OTHER INSTRUMENT				141,000			18,000				159,000

			Maturity Amount (000s)			Maturity Amount (000s)				Maturity Amount (000s)
Government Agency Repurchase Agreement - 8.6%
In a joint trading account at 0.12% dated 10/31/14 due 11/3/14 (Collateralized by U.S. Government Obligations) #
			174,778	174,776		332,181	332,178			506,959	506,954
With:
Mitsubishi UFJ Securities (U.S.A.), Inc. at:
0.09%, dated:
9/26/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $19,381,841, 2.33% - 5%, 7/1/25 - 4/20/44)			12,002	12,000		7,001	7,000			19,003	19,000
10/1/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $17,341,431, 2.33% - 5.5%, 2/1/29 - 2/1/44)			11,002	11,000		6,001	6,000			17,003	17,000
0.1%, dated 9/10/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $14,282,142, 2.3% - 6.5%, 7/1/24 - 8/1/44)			14,002	14,000		—	—			14,002	14,000
Mizuho Securities U.S.A., Inc. at 0.15%, dated 9/17/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $21,425,399, 0% - 6.5%, 12/1/23 - 9/15/33)			13,007	13,000		8,004	8,000			21,011	21,000

TOTAL GOVERNMENT AGENCY REPURCHASE AGREEMENT				224,776			353,178				577,954

Treasury Repurchase Agreement - 2.9%
With Federal Reserve Bank of New York at 0.05%, dated 10/31/14 due 11/3/14 (Collateralized by U.S. Treasury Obligations valued at $191,000,895, 3.13%, 2/15/42)			191,001	191,000		—	—			191,001	191,000

Other Repurchase Agreement - 9.9%
Other Repurchase Agreement
With:
BNP Paribas Securities Corp. at:
0.23%, dated 10/14/14 due 11/7/14 (Collateralized by Corporate Obligations valued at $5,250,672, 0.66% - 7%, 8/1/15 - 9/15/43)			3,001	3,000		2,000	2,000			5,001	5,000
0.41%, dated 10/10/14 due 11/7/14 (Collateralized by Corporate Obligations valued at $2,114,505, 0.9% - 6.75%, 3/2/15 - 6/2/41)			1,000	1,000		1,000	1,000			2,000	2,000
Citigroup Global Markets, Inc. at 1%, dated 8/15/14 due 3/5/15 (Collateralized by Corporate Obligations valued at $18,400,801, 0.29% - 6.03%, 4/15/21 - 9/15/57)			11,064	11,000		6,035	6,000			17,099	17,000
Credit Suisse Securities (U.S.A.) LLC at:
0.18%, dated 10/28/14 due 11/4/14 (Collateralized by U.S. Government Obligations valued at $3,091,544, 3%, 6/15/42)			2,000	2,000		1,000	1,000			3,000	3,000
0.35%, dated 10/31/14 due 11/3/14 (Collateralized by Corporate Obligations valued at $48,601,382, 5.5% - 15%, 2/1/16 - 10/15/27)			45,001	45,000		—	—			45,001	45,000
0.4%, dated 10/30/14 due 11/6/14 (Collateralized by U.S. Government Obligations valued at $10,300,389, 2.4%, 10/16/45)			6,000	6,000		4,000	4,000			10,000	10,000
0.41%, dated 10/29/14 due 11/5/14 (Collateralized by U.S. Government Obligations valued at $13,391,732, 2.9% - 5%, 6/16/44 - 9/16/46)			8,001	8,000		5,000	5,000			13,001	13,000
0.65%, dated:
8/5/14 due 11/3/14 (Collateralized by U.S. Government Obligations valued at $6,195,363, 2.1%, 5/16/45)			4,007	4,000		2,003	2,000			6,010	6,000
8/7/14 due 11/5/14 (Collateralized by U.S. Government Obligations valued at $21,666,989, 0.20% - 4.5%, 7/16/29-5/20/60)			13,021	13,000		8,013	8,000			21,034	21,000
8/28/14 due 11/13/14 (Collateralized by Corporate Obligations valued at $3,095,493, 4% - 4.5%, 7/16/44)			3,004	3,000		—	—			3,004	3,000
0.7%, dated 9/25/14 due 11/4/14 (Collateralized by U.S. Government Obligations valued at $9,283,001, 4.5%, 7/16/44)			7,005	7,000		2,002	2,000			9,007	9,000
0.75%, dated 10/31/14 due 4/2/15 (Collateralized by U.S. Government Obligations valued at $13,392,664, 3.12%, 8/25/24)			8,026	8,000		5,016	5,000			13,042	13,000
ING Financial Markets LLC at 0.28%, dated 10/31/14 due 11/3/14 (Collateralized by Corporate Obligations valued at $24,151,703, 1.1% - 6.63%, 2/15/17 - 11/15/34)			—	—		23,001	23,000			23,001	23,000
ING Financial Markets LLC at 0.28%, dated 10/31/14 due 11/3/14 (Collateralized by Corporate Obligations valued at $4,204,674, 1.1% - 6.63%, 2/15/17 - 11/15/34)			4,000	4,000		—	—			4,000	4,000

J.P. Morgan Clearing Corp. at 0.73%, dated 10/28/14 due 1/29/15 (Collateralized by Corporate Obligations valued at $23,915,617, 1.75% - 3.8%, 10/1/18 - 10/15/42)	14,057	14,000	8,033	8,000	22,090	22,000
J.P. Morgan Securities, Inc. at:
0.2%, dated 10/29/14 due 11/5/14 (Collateralized by U.S. Government Obligations valued at $13,393,947, 4% - 6.04%, 4/20/42 - 9/20/44)	8,000	8,000	5,000	5,000	13,000	13,000
0.59%, dated 6/4/14 due 12/19/14 (Collateralized by Corporate Obligations valued at $4,213,257, 0% - 5.64%, 11/6/14 - 11/6/42)	3,010	3,000	1,003	1,000	4,013	4,000
0.62%, dated 7/10/14 due 11/7/14 (Collateralized by Mortgage Loan Obligations valued at $11,906,370, 0.32%, 3/25/37)	5,010	5,000	6,012	6,000	11,022	11,000
0.63%, dated:
6/18/14 due 1/29/15 (Collateralized by Mortgage Loan Obligations valued at $38,972,516, 0.21% - 0.65%, 3/25/35 -5/25/46)	24,100	24,000	12,050	12,000	36,150	36,000
7/16/14 due 1/29/15 (Collateralized by Mortgage Loan Obligations valued at $9,739,501, 0.35% - 0.43%, 9/25/36 - 9/25/46)	7,026	7,000	2,007	2,000	9,033	9,000
0.73%, dated:
10/24/14 due 1/29/15 (Collateralized by Mortgage Loan Obligations valued at $27,005,894, 0.3% - 0.38%, 2/25/36 -5/25/47)	16,063	16,000	9,035	9,000	25,098	25,000
10/28/14 due 1/29/15 (Collateralized by Corporate Obligations valued at $20,283,402, 5.85%, 3/15/17)	12,047	12,000	7,028	7,000	19,075	19,000
Merrill Lynch, Pierce, Fenner & Smith at:
0.22%, dated 10/30/14 due 11/6/14 (Collateralized by U.S. Government Obligations valued at $32,960,806, 3.5%, 3/25/44)	20,001	20,000	12,001	12,000	32,002	32,000
0.55%, dated 10/31/14 due 11/3/14 (Collateralized by Commercial Paper valued at $9,450,434, 0% - 0.56%, 11/3/14 - 12/1/14)	9,000	9,000	—	—	9,000	9,000
0.55%, dated 10/31/14 due 11/3/14 (Collateralized by Commercial Paper valued at $12,600,578, 0% - 0.56%, 11/3/14 - 11/13/14)	—	—	12,001	12,000	12,001	12,000
0.78%, dated:
9/4/14 due 12/3/14 (Collateralized by Corporate Obligations valued at $17,304,273, 3.25%, 3/15/16)	10,020	10,000	6,012	6,000	16,032	16,000
9/10/14 due 12/9/14 (Collateralized by Corporate Obligations valued at $19,467,396, 3.25%, 3/15/16)	10,020	10,000	8,016	8,000	18,036	18,000
9/11/14 due 12/9/14 (Collateralized by Corporate Obligations valued at $10,813,475, 4.06%, 12/31/39)	5,010	5,000	5,010	5,000	10,020	10,000
0.85%, dated 10/3/14 due 12/9/14 (Collateralized by Corporate Obligations valued at $39,989,249, 0.3% - 6%, 12/1/23 - 7/25/37)	23,036	23,000	14,022	14,000	37,058	37,000
0.95%, dated:
10/6/14 due 2/6/15 (Collateralized by Mortgage Loan Obligations valued at $17,292,768, 0.37% - 6%, 8/25/32 - 9/21/45)	8,026	8,000	8,026	8,000	16,052	16,000
10/8/14 due 2/9/15 (Collateralized by Corporate Obligations valued at $8,645,929, 0.34% - 0.61%, 6/25/35 - 11/25/36)	5,016	5,000	3,010	3,000	8,026	8,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 0.26%, dated:
10/6/14 due 11/6/14 (Collateralized by Equity Securities valued at $5,401,142)	3,001	3,000	2,000	2,000	5,001	5,000
10/10/14 due 11/7/14 (Collateralized by Equity Securities valued at $5,401,011)	3,001	3,000	2,000	2,000	5,001	5,000
10/21/14 due 11/7/14 (Collateralized by Equity Securities valued at $5,400,542)	3,001	3,000	2,000	2,000	5,001	5,000
10/22/14 due 11/7/14 (Collateralized by Equity Securities valued at $42,203,805)	35,008	35,000	5,001	5,000	40,009	40,000
Mizuho Securities U.S.A., Inc. at:
0.3%, dated:
10/21/14 due 11/4/14 (Collateralized by Equity Securities valued at $5,400,691)	3,000	3,000	2,000	2,000	5,000	5,000
10/28/14 due 11/7/14 (Collateralized by Equity Securities valued at $3,240,209)	3,000	3,000	—	—	3,000	3,000
10/29/14 due 11/7/14 (Collateralized by Equity Securities valued at $7,560,339)	4,001	4,000	3,000	3,000	7,001	7,000
0.52%, dated 10/22/14 due 11/5/14 (Collateralized by Mortgage Loan Obligations valued at $2,100,365, 6%,8/10/45)	2,000	2,000	—	—	2,000	2,000
0.91%, dated:
8/4/14 due 11/3/14 (Collateralized by U.S. Government Obligations valued at $8,258,931, 5.85% - 6.55%, 8/15/39 - 8/16/39)	5,012	5,000	3,007	3,000	8,019	8,000
8/7/14 due 11/5/14 (Collateralized by U.S. Government Obligations valued at $5,161,426, 3.5% - 6.5%, 4/20/39 - 12/20/42)	3,007	3,000	2,005	2,000	5,012	5,000
9/2/14 due 12/1/14 (Collateralized by U.S. Government Obligations valued at $8,252,892, 3.5% - 6.39%, 10/15/39 - 12/20/42)	5,011	5,000	3,007	3,000	8,018	8,000
10/17/14 due 1/15/15 (Collateralized by U.S. Government Obligations valued at $5,152,213, 6.5%, 7/25/39)	3,007	3,000	2,005	2,000	5,012	5,000
10/21/14 due 1/20/15 (Collateralized by U.S. Government Obligations valued at $5,151,589, 3.5% - 6.5%, 6/20/39 - 12/20/42)	3,010	3,000	2,005	2,000	5,015	5,000
1.03%, dated 9/5/14 due 1/5/15 (Collateralized by U.S. Government Obligations valued at $5,158,603, 3.5% - 6.45%, 6/16/39 - 12/20/42)	3,010	3,000	2,007	2,000	5,017	5,000
RBC Capital Markets Co. at:
0.24%, dated 10/28/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $8,246,574, 0% - 14.42%, 10/25/18 - 9/15/44)	5,001	5,000	3,000	3,000	8,001	8,000
0.29%, dated 9/23/14 due 11/7/14 (Collateralized by U.S. Government Obligations valued at $9,267,445, 0% - 12.03%, 10/15/20 - 10/20/44)	6,004	6,000	3,002	3,000	9,006	9,000
0.38%, dated 10/28/14 due 11/7/14 (Collateralized by Corporate Obligations valued at $8,640,548, 3.75% - 14%, 5/1/16 - 1/15/43)	5,001	5,000	3,000	3,000	8,001	8,000
0.4%, dated 10/21/14 due 11/4/14 (Collateralized by Mortgage Loan Obligations valued at $3,199,252, 0.32% - 6.25%, 11/15/26 - 2/15/51)	2,000	2,000	1,000	1,000	3,000	3,000
SG Americas Securities, LLC at:
0.33%, dated 10/28/14 due 11/4/14 (Collateralized by Equity Securities valued at $12,960,827)	8,001	8,000	4,000	4,000	12,001	12,000
0.42%, dated 10/29/14 due 11/5/14 (Collateralized by Corporate Obligations valued at $22,560,118, 0% - 9.7%, 1/15/15 - 8/1/43)	13,001	13,000	8,001	8,000	21,002	21,000

Wells Fargo Securities, LLC at:
0.35%, dated 10/27/14 due 11/3/14 (Collateralized by Equity Securities valued at $3,242,095)	2,000	2,000	1,000	1,000	3,000	3,000
0.4%, dated:
10/30/14 due 11/6/14 (Collateralized by Corporate Obligations valued at $6,300,282, 3.38%, 2/15/23)	4,000	4,000	2,000	2,000	6,000	6,000
10/31/14 due 11/7/14 (Collateralized by Corporate Obligations valued at $6,480,217, 8.88%, 12/15/17)	4,000	4,000	2,000	2,000	6,000	6,000
0.75%, dated 10/29/14 due 1/28/15 (Collateralized by Corporate Obligations valued at $8,642,350, 2.75%, 11/15/35)	5,009	5,000	3,006	3,000	8,015	8,000

TOTAL OTHER REPURCHASE AGREEMENT		426,000		237,000		663,000

TOTAL INVESTMENT PORFOLIO - 99.7%		$4,209,612		$2,456,839		$6,666,451
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,053		15,419		17,472

NET ASSETS - 100%		$4,211,665		$2,472,258		$6,683,923

COST OF INVESTMENTS		$4,209,612		$2,456,839		$6,666,451

Select Money Market Portfolio (Acquired Fund)		Fidelity Money Market Fund (Acquiring Fund)		Fidelity Money Market Fund Pro Forma Combined
Security Type Abbreviations		Security Type Abbreviations		Security Type Abbreviations

VRDN	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)	VRDN	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)	VRDN	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend		Legend		Legend
(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.		(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.		(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,000,000 or 1.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

# Additional information on each counterparty to the repurchase agreement is as follows:

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,000,000 or 1.4% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

# Additional information on each counterparty to the repurchase agreement is as follows:

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $98,000,000 or 1.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value (000s)	Repurchase Agreement / Counterparty	Value (000s)	Repurchase Agreement / Counterparty	Value (000s)

		$332,178,000 due 11/03/14 at 0.12%		$332,178,000 due 11/03/14 at 0.12%
		BNY Mellon Capital Markets LLC	$48,036	BNY Mellon Capital Markets LLC	$48,036
		Bank of America NA	97,354	Bank of America NA	97,354
		Citibank NA	23,881	Citibank NA	23,881
		J.P. Morgan Securities, Inc.	62,859	J.P. Morgan Securities, Inc.	62,859
		Mizuho Securities USA, Inc.	64,963	Mizuho Securities USA, Inc.	64,963
		Wells Fargo Securities LLC	35,085	Wells Fargo Securities LLC	35,085

			$332,178		$332,178

$174,776,000 due 11/3/14 at 0.12%				$174,776,000 due 11/3/14 at 0.12%
BNY Mellon Capital Markets LLC	$25,274			BNY Mellon Capital Markets LLC	$25,274
Bank of America NA	51,223			Bank of America NA	51,223
Citibank NA	12,565			Citibank NA	12,565
J.P. Morgan Securities, Inc.	33,073			J.P. Morgan Securities, Inc.	33,073
Mizuho Securities USA, Inc.	34,181			Mizuho Securities USA, Inc.	34,181
Wells Fargo Securities LLC	18,460			Wells Fargo Securities LLC	18,460

	$174,776				$174,776

Other Information		Other Information		Other Information

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.		The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.		The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.
All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Pro Forma Combined Financial Statements.		All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Pro Forma Combined Financial Statements.		All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Pro Forma Combined Financial Statements.

PART C.	OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16.	Exhibits

(1)(a)	Amended and Restated Trust Instrument, dated May 15, 2002, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 15.

(b)	Certificate of Amendment to the Amended and Restated Trust Instrument, dated February 16, 2005, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 18.

(2)	Bylaws of the Trust, as amended and dated April 23, 2009, are incorporated herein by reference to Exhibit (b) of Fidelity Oxford Street Trust’s (File No. 002-77909) Post-Effective Amendment No. 62.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization between Fidelity Salem Street Trust: Money Market Portfolio and Fidelity Hereford Street Trust: Fidelity Money Market Fund is filed herein as Exhibit 2 to the Proxy Statement and Prospectus.

(5)	Articles II, VII, IX, and X of the Amended and Restated Declaration of Trust, dated May 15, 2002, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 15; Article XI of the Certificate of Amendment to the Trust Instrument, dated February 16, 2005, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No 18; and Articles IV and VI of the Bylaws of the Trust, as amended and dated April 23, 2009, are incorporated herein by reference to Exhibit (b) of Fidelity Oxford Street Trust’s (File No. 002-77909) Post-Effective Amendment No. 62.

(6)(a)	Management Contract, dated March 14, 2013, between Fidelity Treasury Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 30.

(b)	Amended and Restated Management Contract, dated June 1, 2002, between Spartan Money Market Fund (currently known as Fidelity Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 15.

(c)	Amended and Restated Management Contract, dated June 1, 2002, between Spartan U.S. Government Money Market Fund (currently known as Fidelity Government Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 15.

(d)	Amended and Restated Management Contract, dated June 1, 2002, between Spartan U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 15.

(e)	Sub-Advisory Agreement, dated March 14, 2013, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Treasury Money Market Fund, is incorporated herein by reference to Exhibit (d)(5) Post-Effective Amendment No. 30.

(f)	Sub-Advisory Agreement, dated June 17, 1994, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company, on behalf of Spartan Money Market Fund (currently known as Fidelity Money Market Fund), is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 4.

(g)	Sub-Advisory Agreement, dated June 17, 1994, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company, on behalf of Spartan U.S. Government Money Market Fund (currently known as Fidelity Government Money Market Fund), is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 4.

(h)	Sub-Advisory Agreement, dated June 16, 1995, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company, on behalf of Spartan U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund), is incorporated herein by reference to Exhibit (5)(f) of Post-Effective Amendment No. 7.

(i)	Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(34) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 75.

(j)	Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(70) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 245.

(k)	Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(36) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 75.

(l)	Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(74) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 245.

(m)	Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(32) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 74.

(n)	Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(78) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 245.

(7)(a)	Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Hereford Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 21.

(b)

Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Hereford Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Money Market Fund, is incorporated herein by reference to

Exhibit (e)(1) of Post-Effective Amendment No. 21.

(c)	General Distribution Agreement, dated March 14, 2013, between Fidelity Hereford Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Treasury Money Market Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 30.

(d)	Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Hereford Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund), is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 21.

(8)	Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated through January 1, 2010, is incorporated herein by reference to Exhibit (f) of Fidelity Fixed-Income Trust’s (currently known as Fidelity Salem Street Trust’s) (File No. 002-41839) Post-Effective Amendment No. 137.

(9)(a)	Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Hereford Street Trust on behalf of Fidelity Treasury Money Market Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(b)	Appendix A, dated March 5, 2014, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as The Bank of New York) and Fidelity Hereford Street Trust on behalf of Fidelity Treasury Money Market Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 247.

(c)	Appendix B, dated April 30, 2013, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as The Bank of New York) and Fidelity Hereford Street Trust on behalf of Fidelity Treasury Money Market Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 231.

(d)	Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Hereford Street Trust on behalf of Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund) are incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(e)	Appendix A, dated November 20, 2013, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Hereford Street Trust on behalf of Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund) is incorporated herein by reference to Exhibit (g)(9) of Fidelity Investment Trust’s (File No. 002-90649) Post-Effective Amendment No. 140.

(f)	Appendix B, dated October 15, 2009, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Hereford Street Trust on behalf of Fidelity Government Money Market Fund, Fidelity Money Market Fund, and Fidelity U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund) is incorporated herein by reference to Exhibit (g)(3) of Fidelity Hastings Street Trust’s (File No. 002-11517) Post-Effective Amendment No. 123.

(10)(a)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Treasury Money Market Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 30.

(b)	Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Money Market Fund (currently known as Fidelity Money Market Fund) is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 12.

(c)	Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Government Money Market Fund (currently known as Fidelity Government Money Market Fund) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 12.

(d)	Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Treasury Money Market Fund (currently known as Fidelity Treasury Only Money Market Fund) is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 12.

(11)	Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered is filed herein as Exhibit 11.

(12)	Opinion and Consent of counsel Dechert LLP, as to tax matters – To be filed by Post–Effective Amendment.

(13)	Not applicable.

(14)	Consent of PricewaterhouseCoopers LLP, dated February 2, 2015, is filed herein as Exhibit 14.

(15)	Not applicable.

(16)	Power of Attorney, dated January 15, 2015, is filed herein as Exhibit 16.

(17)	Not applicable.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post–Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post–effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 2nd day of February 2015.

Fidelity Hereford Street Trust

By	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/ Stephanie J. Dorsey		President and Treasurer	February 2, 2015
Stephanie J. Dorsey		(Principal Executive Officer)

/s/ Howard J. Galligan III		Chief Financial Officer	February 2, 2015
Howard J. Galligan III		(Principal Financial Officer)

/s/ Abigail P. Johnson		Trustee	February 2, 2015
Abigail P. Johnson

/s/ Elizabeth S. Acton	*	Trustee	February 2, 2015
Elizabeth S. Acton

/s/ James C. Curvey	*	Trustee	February 2, 2015
James C. Curvey

/s/ John Engler	*	Trustee	February 2, 2015
John Engler

/s/ Albert R. Gamper, Jr.	*	Trustee	February 2, 2015
Albert R. Gamper, Jr.

/s/ Robert F. Gartland	*	Trustee	February 2, 2015
Robert F. Gartland

/s/ Arthur E. Johnson	*	Trustee	February 2, 2015
Arthur E. Johnson

/s/ Michael E. Kenneally	*	Trustee	February 2, 2015
Michael E. Kenneally

/s/ James H. Keyes	*	Trustee	February 2, 2015
James H. Keyes

/s/ Marie L. Knowles	*	Trustee	February 2, 2015
Marie L. Knowles

*	By:	/s/ Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated January 15, 2015 and filed herewith.